STOCK FUNDS ANNUAL REPORT

                            YEAR ENDED JUNE 30, 1999



                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                             SMALL CAP GROWTH FUND
                                 BALANCED FUND
                           INTERNATIONAL GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND
                              REGIONAL GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND


                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                               SIT FAMILY OF FUNDS

                                    [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation and   appreciation
                                         income

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH


          PRINCIPAL STABILITY           GROWTH
          & CURRENT INCOME              POTENTIAL

                                SIT MUTUAL FUNDS
                            STOCK FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----

         Chairman's Letter....................................      2

         Performance Review...................................      4

         Fund Reviews and Portfolios of Investments

                 Balanced Fund................................      6

                 Large Cap Growth Fund........................     10

                 Regional Growth Fund.........................     14

                 Mid Cap Growth Fund..........................     18

                 International Growth Fund....................     22

                 Small Cap Growth Fund........................     26

                 Science and Technology Growth Fund...........     30

                 Developing Markets Growth Fund...............     34

         Notes to Portfolios of Investments...................     39

         Statements of Assets and Liabilities.................     40

         Statements of Operations.............................     42

         Statements of Changes in Net Assets..................     44

         Notes to Financial Statements........................     48

         Financial Highlights.................................     53

         Independent Auditors' Report.........................     61

         Federal Income Tax Information.......................     62

         Results of Shareholder Meeting.......................     63

         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - YEAR ENDED JUNE 30, 1999

[PHOTO]

Dear Fellow Shareholders:

     Despite considerable volatility in the global economic environment marked by investor concerns first of deflation in late 1998 and then inflation in mid-1999, most major equity market indices moved solidly higher over the last twelve months.

Economic Overview

     June represented the 100th month of the U.S. economic expansion, a long cycle characterized by positive and balanced growth, generally declining interest rates, subdued inflation, and record-setting gains in aggregate employment. The resilience of consumer spending continues to be the primary driver behind the above-trend growth for the U.S. economy. Over the last four quarters, annualized growth in Gross Domestic Product (GDP) has averaged +4.1%, a remarkable achievement given the turmoil in many economies throughout the world. Since Personal Consumption Expenditures (PCE) now account for over two-thirds of GDP, the +5.0% year-over-year gain over the last twelve months was strong enough to overcome weakness in other components, particularly the severe decline in net exports. Several factors suggest that real GDP growth will be somewhat below the pace witnessed over the past year, although above the +2.3% rate for the second quarter. First, consumer spending appears to be decelerating, as second quarter PCE increased by +4.0%, down from the increase of +6.7% in the first quarter. Second, we do not believe that consumer spending will remain as robust if the savings rate continues in negative territory. Third, fixed mortgage rates have increased nearly 100 basis points since the beginning of the year, which has served to impede housing demand; however, given the generally strong level of consumer confidence and continued high levels of housing investment and consumer durables spending, together with capital investment by business, we expect only a modest slowing in GDP growth for the remainder of the year compared to the robust +4.1% average over the past twelve months. Our expectation for calendar 1999 GDP growth is +3.8%.

     In terms of inflation data, the news remains mixed. May and June Consumer Price Index (CPI) reports showed no change from the previous month, which was considerably better than expectations. The National Association of Purchasing Managers Prices Paid Index, however, has increased for six consecutive months, and although the June Producer Price Index showed a decrease for finished goods, there have been monthly increases in intermediate and crude goods.

     The government's data releases on July 29th also contained mixed messages. While GDP growth slowed to +2.3% in the second quarter, the stronger-than-expected +3.2% year-over-year increase in the Employment Cost Index was greeted negatively. Inflation news will continue to be watched intensely, but we expect only a moderate pick-up in the CPI data, which should range between +2.0% and +2.5% for 1999.

     The Federal Reserve continues to be highly sensitive to inflation as evidenced by its modest 25 basis point increase in the federal funds rate. More importantly, the Fed changed its policy stance from a "tightening" to a "neutral" bias, reducing fears of successive near-term rate increases. The Chairman's recent Humphrey-Hawkins testimony indicated that inflation continues to be a concern, despite the recent change in bias.

     As Mr. Greenspan stated in his address, "If new data suggest it is likely that the pace of cost and price increases is picking up, the Federal Reserve will have to react promptly and forcefully so as to preclude imbalances from arising that would only require a more disruptive adjustment later."

     Among his key concerns are the tightness in the labor market, the sustainability of productivity gains, and the potential ramifications of a stock market "bubble." In terms of Federal Reserve policy, given our outlook for only a modest acceleration in consumer inflation and a slight deceleration in GDP in the second half of 1999, we believe the Fed may rest after one or two more 25 basis point increases.

     In terms of fiscal policy, escalating projections of federal budget surpluses have tax-cut proponents calling for aggressive tax reductions-- especially since the non-Social Security operating surplus may be achieved as early as fiscal-year 2000. If one can believe the typically overly optimistic government projections, $2.9 trillion in total surpluses would be generated over the next decade of which $1 trillion would be outside the Social Security buildup. Tax bills are being worked on in both the House and Senate and, under the most optimistic assumptions, a bill might be ready for the President by the fall. If Democrats and Republicans fail to compromise on the myriad of issues within a tax bill, the topic of taxation will be a focal issue in the 2000 election campaign. Another key fiscal event occurred in late June when the President outlined a Medicare reform package. This included a prescription drug program with a tax-cut-for-Medicare-drug-benefit deal also a possibility. The new drug benefit is estimated to cost $118 billion over ten years with 60% financed by what the Clinton administration has termed "savings from competition and efficiency" and 40% from the expected surplus.

     From an international perspective, the outlook for global economic growth continues to improve. Asian economies appear to be slowly recovering from the "trough" experienced in fall of 1998. The Japanese economy, most notably, is showing some signs of life. GDP growth in the most recent quarter was a surprisingly strong +1.9%. Industrial production increased +3.0% in June, and recent Bank of Japan business sentiment surveys have shown an improvement over the March survey. Since the beginning of the year, various European economies had mixed growth results that have led to an overall slowdown. Weakness in Germany, Euroland's largest economy, has been a major concern. We believe, however, that the German economy will be improving, largely due to recovering Asian markets coupled with euro weakness, which has prompted an improvement in exports. Thus far in 1999, Latin American financial markets responded favorably to stabilization in the currencies; however, the region's economies remain weak because many Latin American countries are large producers of worldwide commodities whose prices, except for oil, remain depressed. We are forecasting +2.0% global GDP growth in 1999, due to accelerating growth in Europe, improving economic growth prospects in non-Japan Asia, bottoming of the recession in Japan, and gradual slowing in the United States.

Equity Strategy Summary

     Domestic stock indices were generally higher over the last twelve months, with virtually all mid and large capitalization indices posting double-digit returns. Two major changes in investment sentiment that may have future investment implications occurred during the second quarter of 1999. First, although larger cap issues have dramatically outperformed smaller stocks over the past year (the Russell 1000 outperfomed the Russell 2000 by over 20 percentage points), small stocks came to life in the second quarter of 1999. Extreme undervaluation of small stocks and renewed confidence in the global economic environment were key elements behind the strong second quarter rally for small cap stocks. In fact, this was the first quarter in seven that the Russell 2000 Index outperformed the Russell 1000 Index. Given the duration and magnitude of small cap underperformance in recent years, and the resulting valuation disparity, we believe the potential exists for an extended small cap rally. The second significant change in equity markets was the rebound in economically sensitive, cyclical issues that had previously been depressed by fears of an economic slowdown. While we believe that the economic backdrop has generally improved the prospects for cyclical companies, it appears that a significant portion of the anticipated improvement in the earnings cycle has already been discounted in stock prices.

     Although the rise in interest rates has caused volatility in the equity markets, stocks have been able to advance because corporate earnings news has been generally positive. It appears as though second quarter operating earnings for the S&P 500 Index will show solid double-digit growth, and we estimate that over two-thirds of companies were able to exceed analysts' consensus expectations. Although a brightening earnings outlook has prompted a tug-of-war among small cap/large cap and growth/value investment styles in recent months, our expectation for a moderately slowing U.S. economy implies a continued positive environment for growth stock investing.

     Despite some valuation measures for the stock market being at extended levels, many companies within the S&P 500 Index below the top 20 in capitalization are at reasonable valuations in the context of current interest rates and inflation levels. While the current S&P 500 Index capitalization-weighted price-to-earnings ratio of 28.3x is the highest in 35 years, the median valuation is a much more reasonable 20.3x. These statistics suggest that the very largest stocks in the Index (including such names as Microsoft, GE, and Coca Cola) are disproportionately raising capitalization-weighted valuation measures and obscuring the more reasonable valuation for the broader market.

     International investment performance has varied widely among markets so far in 1999. There is continued evidence of an improving global economy fueled by particularly strong performance in emerging markets. While sluggish economic growth and investors' reallocation of assets to Asia have caused some weakness in European equity markets, we believe performance will improve as key European economies slowly improve, corporate restructuring continues, and mergers and acquisition activity accelerates. Brightened economic prospects have led us to a much more positive view on Asia, particularly Japan. Concerns over upcoming elections and the region's economic reliance on commodity prices have led us to underweight Latin America versus global benchmarks.

     We greatly appreciate your support as shareholders in the Sit Mutual Funds. With your investment objectives always in mind, we remain committed to seeking out the best investment opportunities throughout the world.


/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
YEAR ENDED JUNE 30, 1999  PERFORMANCE REVIEW - STOCK FUNDS

                               STOCK FUNDS REVIEW

     Despite a great deal of quarterly volatility, global equity returns were generally positive over the past twelve months.

     In the United States, large capitalization stocks continued to outperform smaller issues, but there were signs of improvement in small cap stocks in the latest quarter. For the year ended June 30, 1999, the S&P 500 Index total return was +22.8%, over twenty percentage points higher than the +1.5% return for the Russell 2000 Index. While small and mid cap stock cumulative returns over the last twelve months were relatively moderate, investment sentiment may be changing based on the strong performance in the most recent quarter. For the quarter ending June 30, 1999, the Russell 2000 Index returned +15.6%, considerably higher than the +7.1% return for the S&P 500 Index. Largely due to fears of a global slowdown that persisted over the period, particularly in the second half of 1998, growth stocks posted very strong results relative to value issues. The Russell 1000 Growth Index advanced +27.3% over the past twelve months, while the Russell 1000 Value Index increased by +16.4%. The Russell 2000 Growth Index return of +8.3% was fourteen percentage points higher than the -5.7% return for the Russell 2000 Value Index.

   Technology stocks, which are typically overweighted in Sit Mutual Funds equity portfolios, performed exceptionally well over the past twelve months. Within the Russell 1000 Growth Index, for example, both the Electronic Technology and Technology Services sectors produced returns of over +60%. Economically sensitive groups, including producer manufacturing, consumer-durables, and process industries, lagged the market averages over the period.

     International equity market indices also moved higher over the last twelve months, although results varied widely by geographic region. The MSCI EAFE Index gained +7.6%, with strong returns in most Asian markets offsetting somewhat lackluster returns in Europe. Continued evidence of an economic recovery in emerging markets has led to strong returns for the MSCI Emerging Markets Free Index, which advanced +25.2% over the past twelve months, with almost all of the gains occurring during the second quarter of 1999.

                                            -----------------------------
                                              1987       1988      1989
                                            -----------------------------

     SIT BALANCED                             --         --         --
     SIT LARGE CAP GROWTH                     5.32%      5.33%     32.02%
     SIT REGIONAL GROWTH                      --         --         --
     SIT MID CAP GROWTH                       5.50       9.77      35.15
     SIT INTERNATIONAL GROWTH                 --         --         --
     SIT SMALL CAP GROWTH                     --         --         --
     SIT SCIENCE AND TECHNOLOGY GROWTH        --         --         --
     SIT DEVELOPING MARKETS GROWTH            --         --         --
     S&P 500 INDEX                           5.28       16.55      31.61
     S&P MIDCAP 400 INDEX                   -2.04       20.87      35.55
     MSCI EAFE INDEX (2)                      --         --         --
     RUSSELL 2000 INDEX (3)                   --         --         --
     PSE TECH 100 INDEX                       --         --         --
     MSCI EMERGING MARKETS FREE INDEX (4)     --         --         --

                                             NASDAQ
                                             SYMBOL     INCEPTION
                                             ------     ---------

     SIT BALANCED                             SIBAX     12/31/93
     SIT LARGE CAP GROWTH                     SNIGX     09/02/82
     SIT REGIONAL GROWTH                       n/a      12/31/97
     SIT MID CAP GROWTH                       NBNGX     09/02/82
     SIT INTERNATIONAL GROWTH                 SNGRX     11/01/91
     SIT SMALL CAP GROWTH                     SSMGX     07/01/94
     SIT SCIENCE AND TECHNOLOGY GROWTH        SISTX     12/31/97
     SIT DEVELOPING MARKETS GROWTH            SDMGX     07/01/94
     S&P 500 INDEX (5)
     S&P MIDCAP 400 INDEX (5)
     MSCI EAFE INDEX (2)
     RUSSELL 2000 INDEX (3)
     PSE TECH 100 INDEX
     MCSI EMERGING MARKETS FREE INDEX (4)


     (1)  PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.
     (2)  FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
     (3)  FIGURES ASSUME AN INCEPTION DATE OF 7/1/94.
     (4)  FIGURES ASSUME AN INCEPTION DATE OF 6/30/94.
     (5)  FIGURES ASSUME AN INCEPTION DATE OF 9/2/82.

               TOTAL RETURN - CALENDAR YEAR                                                     SIX MONTHS
----------------------------------------------------------------------------------------------     ENDED
  1990      1991        1992      1993      1994       1995        1996      1997       1998      6/30/99
----------------------------------------------------------------------------------------------  ----------
  --        --          --         --       -0.33%     25.43%     15.80%     21.73%     21.30%      5.30%
 -2.37%    32.72%       4.94%      3.15%     2.83      31.66      23.05      31.70      30.56       8.63
  --        --          --         --        --         --         --         --        23.05       7.25
 -2.04     65.50       -2.14       8.55     -0.47      33.64      21.87      17.70       6.84      12.36
  --        4.10(1)     2.69      48.37     -2.99       9.36      10.31       4.81      18.95       1.73
  --        --          --         --       11.57(1)   52.16      14.97       7.63       1.97      13.47
  --        --          --         --        --         --         --         --        38.40      10.04
  --        --          --         --       -2.02(1)   -4.29      17.27      -5.20     -24.93      28.44
 -3.05     30.46        7.64      10.07      1.32      37.58      22.96      33.36      28.58      12.38
 -5.12     50.11       11.92      13.95     -3.60      30.94      19.19      32.29      19.11       6.87
  --        0.26      -12.17      32.56      7.78      11.21       6.05       1.78      20.00       3.97
  --        --          --         --        4.61      28.45      16.49      22.36      -2.54       9.28
  --        --          --         --        --          --        --         --        54.60      33.54
  --        --          --         --        2.80      -6.94       3.92     -13.40     -27.52      38.41

                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                  PERIODS ENDED JUNE 30, 1999
        TOTAL RETURN               ---------------------------------------------------------
QUARTER ENDED    SIX  MONTHS                                                         SINCE
   6/30/99      ENDED 6/30/99       1 YEAR     3 YEARS     5 YEARS     10 YEARS    INCEPTION
-----------------------------      ---------------------------------------------------------
    0.51%           5.30%            11.25%      19.07%      18.72%       --         15.90%
    1.36            8.63             15.10       27.27       26.52       17.25%      17.04
    6.99            7.25             17.21        --          --          --         20.38
   11.16           12.36              6.94       15.27       21.21       16.11       18.49
    3.99            1.73              4.51        9.56        9.35        --         11.82
   18.70           13.47              8.77        7.54        --          --         19.44
   10.36           10.04             29.40        --          --          --         32.48
   29.11           28.44             10.28       -3.01        --          --          0.11
    7.05           12.38             22.76       29.11       27.87       18.78       19.21
   14.16            6.87             17.18       22.50       22.28       17.87       18.88
    2.54            3.97              7.62        8.81        8.21        --          8.61
   15.55            9.28              1.50       11.22        --          --         15.32
   20.62           33.54             73.40        --          --          --         62.36
   23.62           38.41             25.20       -6.18        --          --         -2.89


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT BALANCED FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           PETER L. MITCHELSON, CFA
           BRYCE A. DOTY, CFA

     The Sit Balanced Fund posted strong returns for the fiscal year ended June 30, 1999. The Fund's total return was +11.3%. The Lehman Aggregate Bond Index gained +3.2% over the last twelve months while the S&P 500 Index increased +22.8%. For the quarter ended June 30th, the Fund gained +0.5% while the Lehman Aggregate Bond Index declined -0.9% and the S&P 500 gained +7.1%.

     As of June 30, 1999, the asset allocation of the Fund was 54% equities (down from 56% at the end of March), 37% fixed income securities (down from 38%), and 9% cash reserve instruments (up from 6%).

     The equity portion of the portfolio produced solid returns over the last twelve months, and investors are now focusing on improving earnings prospects for U.S. companies amid an improved global economy. We believe that the market's focus on strong earnings growth will benefit the equity securities held in the Fund. As of June 30th, the projected growth rate for companies held in the Fund was +21.6%, which is more than twice the projected growth rate for the S&P 500. The Fund's holdings are concentrated in high unit growth companies with unique products and strong management teams able to thrive in an intensely competitive global business environment. This leads to significant positions in technology and health care. We will continue to underweight slow growth, commodity-oriented companies, and generally avoid such industries as chemicals, papers, autos, and heavy equipment and machinery.

     While the improving global economy fueled the rally in equities over the last quarter, bond prices suffered from fears over excessive economic growth. Since bottoming at a 4.7% yield on October 5, 1998, U.S. Treasury bond yields have risen about 130 basis points, and stood at just under 6% at the end of the quarter. A recent change in fixed income strategy includes a sector shift to increase U.S. Treasuries. In the coming months, we expect weakness in some non-government sectors as investors become cautious due to of the Y2K phenomenon. We are also increasing emphasis on securities with 5- to 10- year average lives, which reflects a very flat yield curve that has reduced the attractiveness of longer-maturity securities. The Fund will continue to focus on high-quality securities that offer attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

      The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                               PORTFOLIO SUMMARY

           Net Asset Value 6/30/99:    $17.38 Per Share
                           6/30/98:    $16.68 Per Share

                  Total Net Assets:    $12.1 Million

                    TOTAL DIVIDEND:    $ 1.07 PER SHARE
            Long Term Capital Gain:    $ 0.76 Per Share
                   Ordinary Income:    $ 0.31 Per Share


                              PORTFOLIO STRUCTURE

                             (% of total net assets)

                                  [PIE CHART]

                      Cash & Other Net Assets    8.5%
                                        Bonds   36.9%
                                       Stocks   54.6%

                            AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                    ------------------------------------------    ------------------------------------------
                    Balanced    Lehman Aggregate        S&P       Balanced     Lehman Aggregate       S&P
                      Fund         Bond Index        500 Index      Fund          Bond Index       500 Index
                    --------    ----------------     ---------    --------     ----------------    ---------
3 Months              0.51%           -0.88%            7.05%         0.51%          -0.88%            7.05%
  (not annualized)
1 Year               11.25             3.15            22.76         11.25            3.15            22.76
3 Years              19.07             7.23            29.11         68.80           23.31           115.21
5 Years              18.72             7.83            27.87        135.86           45.75           241.87
Inception            15.90             6.33            24.27        125.09           40.11           230.29
  (12/31/93)

* As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 6/30/99 would have grown to $22,509 in the Fund, $14,011 in the Lehman Aggregate Bond Index or $33,029 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                  TOP HOLDINGS

                 STOCKS:
                         *  Cisco Systems, Inc.
                         *  General Electric Co.
                         *  Microsoft Corp.
                         *  Lucent Technologies, Inc.
                         *  Tyco International, Ltd.

                 BONDS:
                         *  U.S. Treasury Note, 6.125%, 8/15/07
                         *  U.S. Treasury Strip, 5.95%, 11/15/09
                         *  Union Tank Car Co., 6.57%, 1/2/14
                         *  Delphi Auto Sys. Corp., 6.50%, 5/1/09
                         *  U.S. Treasury Strip, 6.00%, 2/15/19

                          Total number of holdings: 128

SIT BALANCED FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

-------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                            MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (54.6%) (2)

   CONSUMER DURABLES (0.5%)
              1,100   Harley-Davidson, Inc.                            $59,812
                                                                ---------------

   CONSUMER NON-DURABLES (2.3%)
              1,100   Coca Cola Co.                                     68,750
                700   Colgate-Palmolive Co.                             69,125
              1,000   Group Danone, A.D.R.                              52,313
              1,000   Proctor & Gamble Co.                              89,250
                                                                ---------------
                                                                       279,438
                                                                ---------------
   CONSUMER SERVICES (2.6%)
              1,500   Clear Channel Comm., Inc. (3)                    103,406
              2,000   Time Warner, Inc.                                147,000
              1,500   Viacom, Inc. - Class B (3)                        66,000
                                                                ---------------
                                                                       316,406
                                                                ---------------
   ELECTRONIC TECHNOLOGY (16.0%)
              1,200   ADC Telecommunications, Inc. (3)                  54,675
              5,300   Cisco Systems, Inc. (3)                          341,850
              1,000   Computer Sciences Corp. (3)                       69,188
              2,200   Dell Computer Corp. (3)                           81,400
              2,600   EMC Corp. (3)                                    143,000
              1,000   General Dynamics Corp.                            68,500
              1,800   Intel Corp.                                      107,100
              1,300   Int'l Business Machines Corp.                    168,025
              2,850   Lucent Technologies, Inc.                        192,197
              1,000   Raytheon Co. - Class B                            70,375
              2,500   Sun Microsystems, Inc. (3)                       172,188
              2,500   Tellabs, Inc. (3)                                168,906
              1,100   Texas Instruments, Inc.                          159,500
              1,058   United Technologies Corp.                         75,845
              1,200   Xerox Corp.                                       70,875
                                                                ---------------
                                                                     1,943,624
                                                                ---------------
   ENERGY MINERALS (0.5%)
              1,500   Unocal Corp.                                      59,438
                                                                ---------------
   FINANCE (6.2%)
                625   American International Group, Inc.                73,164
              1,000   Associates First Capital Corp.                    44,313
              2,000   Chase Manhattan Corp.                            173,250
                900   Equitable Companies, Inc.                         60,300
              1,100   Federal Home Loan Mortgage Corp.                  63,800
              1,000   Marsh & McLennan Cos., Inc.                       75,500
              2,000   Mercury General Corp.                             68,000
              1,000   Merrill Lynch & Co., Inc.                         79,938
              1,500   Wells Fargo Co.                                   64,125
                800   XL Capital, Ltd.                                  45,200
                                                                ---------------
                                                                       747,590
                                                                ---------------
   HEALTH SERVICES (1.2%)
              2,073   McKesson HBOC, Inc.                               66,595
              1,500   Waste Management, Inc.                            80,625
                                                                ---------------
                                                                       147,220
                                                                ---------------
   HEALTH TECHNOLOGY (8.3%)
              1,000   American Home Products Corp.                      57,500
              1,500   Amgen, Inc. (3)                                   91,312
              1,500   Bristol-Myers Squibb Co.                         105,656

-------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                            MARKET VALUE(1)
-------------------------------------------------------------------------------

                900   Eli Lilly & Co.                                   64,462
                500   Johnson & Johnson Co.                             49,000
              1,500   Medtronic, Inc.                                  116,813
              2,500   Merck & Co., Inc.                                185,000
              1,500   Pfizer, Inc.                                     164,625
              1,500   Schering-Plough Corp.                             79,500
              1,300   Warner Lambert Corp.                              90,188
                                                                ---------------
                                                                     1,004,056
                                                                ---------------
   PROCESS INDUSTRIES (0.5%)
              1,500   Monsanto Co.                                      59,156
                                                                ---------------
   PRODUCER MANUFACTURING (4.4%)
              3,000   General Electric Co.                             339,000
              2,000   Tyco International, Ltd.                         189,500
                                                                ---------------
                                                                       528,500
                                                                ---------------
   RETAIL TRADE (4.0%)
              2,500   Dayton Hudson Corp.                              162,500
                675   Gap, Inc.                                         34,003
              2,000   Home Depot, Inc.                                 128,875
                900   Kohl's Corp. (3)                                  69,469
              3,000   Walgreen Co.                                      88,125
                                                                ---------------
                                                                       482,972
                                                                ---------------
   TECHNOLOGY SERVICES (4.4%)
                900   America Online, Inc. (3)                          99,450
              3,000   Ceridian Corp. (3)                                98,062
              3,000   Microsoft Corp. (3)                              270,562
              1,750   Oracle Corp. (3)                                  64,969
                                                                ---------------
                                                                       533,043
                                                                ---------------
   TRANSPORTATION (0.5%)
              2,000   Southwest Airlines Co.                            62,250
                                                                ---------------
   UTILITIES (3.2%)
              1,700   MCI WorldCom, Inc. (3)                           146,306
              1,200   Sprint Corp.                                      63,375
                900   Vodafone Airtouch, A.D.R.                        177,300
                                                                ---------------
                                                                       386,981
                                                                ---------------
Total common stocks
(cost: $4,468,002)                                                   6,610,486
                                                                ---------------


BONDS (35.4%) (2)

   U.S. TREASURY (8.6%)
            550,000   U.S. Treasury Note, 6.125%, 8/15/07              555,737
             50,000   U.S. Treasury Bond, 6.00%, 2/15/26                48,732
                      U.S. Treasury Strip:
             25,000    6.93% Effective Yield, 11/15/04                  18,302
             50,000    4.72% Effective Yield, 5/15/06                   33,395
            450,000    5.95% Effective Yield, 11/15/09                 238,630
            500,000    6.00% Effective Yield, 2/15/19                  146,620
                                                                ---------------
                                                                     1,041,416
                                                                ---------------
   ASSET-BACKED SECURITIES (4.0%)
                      Advanta Mortgage Loan Trust:
             25,000    1995-3 A5, 7.37%, 2/25/27                        24,790
             50,000    1996-1 A7, 7.07%, 3/25/27                        49,355

-------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                            MARKET VALUE(1)
-------------------------------------------------------------------------------

             50,000   Cityscape Home Equity Loan Trust,
                       1996-3 A8, 7.65%, 9/25/25                        47,767
             74,999   ContiMortgage Home Equity Loan Tr.,
                       1996-1 A7, 7.00%, 3/15/27                        74,396
             25,000   EQCC Home Equity Loan Trust,
                       Series 1996-1, 6.93%, 3/15/27                    24,347
             75,000   Equivantage, 1996-3 A3,
                       7.70%, 9/25/27                                   75,376
                      Green Tree Financial Corp.:
             20,000    1995-5, 7.25%, 9/15/25                           19,860
             25,000    1997-4, 7.03%, 2/15/29                           25,267
            100,000    1999-1, 6.37%, 3/1/30                            94,603
             50,000   Money Store Home Equity Mtg.,
                       7.265%, 7/15/38                                  50,500
                                                                ---------------
                                                                       486,261
                                                                ---------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (1.4%)
            100,000   Norwest Asset Securities Corp.,
                       Series 1998-19 2A12, 6.75%, 7/25/28              95,852
             75,000   Residential Funding Mtg. Sec.
                       Series 1998-S5 A12, 6.75%, 3/25/28               70,510
                                                                ---------------
                                                                       166,362
                                                                ---------------
   CORPORATE BONDS (8.8%)
             50,000   American Gen. Fin., 5.875%, 12/15/05              47,313
                      Continental Airlines:
             25,000    1999-1B, 6.795%, 8/2/18                          23,971
            150,000    1999-1A, 6.545%, 2/2/19                         142,089
             50,000   Countrywide Capital, 8.00%, 12/15/26              47,812
            175,000   Delphi Auto Sys. Corp., 6.50%, 5/1/09            165,812
             50,000   First Industrial LP, 7.15%, 5/15/27               49,125
             50,000   Franchise Fin. Corp., 8.25%, 10/30/03             49,812
             25,000   GM Acceptance Corp., 5.85%, 1/14/09               22,844
             25,000   Omega Healthcare Inv., 6.95%, 6/15/02             23,562
            125,000   Ryder System, Inc., 8.75%, 3/15/17               130,312
            100,000   Service Corp. Int'l, 7.375%, 4/15/04             100,250
             25,000   Summit Prop., Inc., 7.20%, 8/15/07                23,031
              6,000   Toys R Us, Inc., 8.25%, 2/1/17                     6,203
             50,000   Trinet Corp. Realty Tr., 7.70%, 7/15/17           40,062
            200,000   Union Tank Car Co., 6.57%, 1/2/14                194,752
                                                                ---------------
                                                                     1,066,950
                                                                ---------------
   MORTGAGE PASS-THROUGH SECURITIES (12.7%)

     FEDERAL HOME LOAN MORTGAGE CORPORATION (1.3%)
             70,693   9.00%, 7/1/16                                     74,920
             21,077   9.00%, 7/1/16                                     22,329
             20,154   9.25%, 6/1/02                                     20,954
             31,055   10.00%, 10/1/18                                   33,401
                                                                ---------------
                                                                       151,604
                                                                ---------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.9%)
             24,607   9.00%, 11/1/06                                    25,918
             77,055   9.75%, 1/1/13                                     83,798
             21,694   10.00%, 1/1/20                                    23,259
             82,741   10.25%, 6/1/13                                    90,653
                                                                ---------------
                                                                       223,628
                                                                ---------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                            MARKET VALUE(1)
-------------------------------------------------------------------------------

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.5%)
             22,536   9.00%, 6/15/11                                    23,529
            104,787   9.00%, 6/15/09                                   110,629
             41,514   9.00%, 8/15/16                                    43,847
            109,713   9.00%, 12/15/19                                  116,334
             23,080   9.25%, 9/15/01                                    24,169
             24,599   9.50%, 1/15/04                                    25,918
             52,012   9.50%, 11/15/04                                   54,794
             33,700   9.50%, 7/20/05                                    35,008
             37,807   9.50%, 12/15/09                                   40,701
             23,576   9.50%, 5/20/16                                    24,961
            118,148   9.50%, 12/15/17                                  127,768
             67,120   9.50%, 3/15/18                                    71,817
             88,137   9.50%, 9/20/18                                    93,318
             63,236   9.50%, 1/20/19                                    66,942
             82,687   9.50%, 2/20/19                                    87,544
             77,548   9.50%, 3/20/19                                    82,101
             43,730   9.50%, 12/15/19                                   47,074
             40,820   10.25%, 1/15/04                                   43,126
              5,748   11.25%, 10/15/00                                   5,793
             16,797   11.25%, 10/15/11                                  18,120
                      Municipal (GNMA collateralized):
             13,000    Bernalillo Multifamily. Ser. 1998A,
                        7.50%, 9/20/20                                  12,977
                                                                ---------------
                                                                     1,156,470
                                                                ---------------

Total bonds
(cost: $4,367,382)                                                   4,292,691
                                                                ---------------

CLOSED-END MUTUAL FUNDS (1.4%) (2)
              9,000   American Select Portfolio                        105,750
                500   American Strategic Inc. Portfolio                  5,875
              2,288   American Strategic Inc. Portfolio II              27,027
              2,969   American Strategic Inc. Portfolio III             34,329
                                                                ---------------

     Total closed-end mutual funds                                     172,981
                                                                ---------------
     (cost: $169,146)

   SHORT-TERM SECURITIES (12.5%) (2)
          1,519,000   Sit Money Market Fund, 4.56% (6)               1,519,000
                                                                ---------------

(cost: $1,519,000)

Total investments in securities
(cost: $10,523,530) (7)                                            $12,595,158
                                                                ===============


                See accompanying notes to financial statements.

SIT LARGE CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           PETER L. MITCHELSON, CFA
           ROGER J. SIT
           RONALD D. SIT, CFA

     The Sit Large Cap Growth Fund posted strong performance during the fiscal year ended June 30, 1999. The Fund's total return of +15.1% compared favorably with the +13.6% return for the Lipper Growth and Income Index. Within the Lipper Growth and Income Fund universe, the Fund's 1-year, 5-year and 10-year annualized return was in the 47th, 8th and 17th percentile, respectively.

     Most U.S. stock market indices posted impressive gains over the last twelve months, driven largely by continued strength in the domestic economy. Despite lingering effects of the Asian crisis in the fall of 1998, and the subsequent rise in interest rates, stock market returns have broadened considerably thus far in 1999, and many indices are reaching or approaching new highs. Although a brightened earnings outlook has prompted a tug of war among small/large cap and growth/value investment styles in recent months, our expectation for a moderately slowing U.S. economy implies a continued positive environment for growth stock investing. Securities in the Fund continue to maintain projected earnings growth rates far in excess of S&P 500 averages. In each of the next two years, projected growth rates for securities held in the Fund exceed +20%, which is more than twice the expected earnings gain for the S&P 500. Furthermore, as inflation fears have subsided, growth stocks have significantly outperformed value issues as the perception of risk surrounding their higher price-to-earnings valuations has diminished.

     As of June 30th, the Fund was 93% invested in equities. Significant sector weighting changes during the past year include increases in electronic technology and health technology through the additions of Sun Microsystems, International Business Machines, Raytheon, United Technologies, American Home Products, and Amgen. Sector weighting decreases occurred in financial services and consumer non-durables through the reduction or elimination of positions in Citigroup, Franklin Resources, Mercury General, Unilever, and Gillette.

     Net assets in the Fund totaled $140.3 million at the end of June, up from $117.5 million a year ago. We very much appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:     $ 52.84 Per Share
                                  6/30/98:     $ 49.34 Per Share

                         Total Net Assets:     $140.3 Million

              Weighted Average Market Cap:     $127.1 Billion

                           TOTAL DIVIDEND:     $  3.42 PER SHARE
                   Long Term Capital Gain:     $  3.41 Per Share
                          Ordinary Income:     $  0.01 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                        Electronic Technology    27.6
                            Health Technology    13.7
                                      Finance     9.5
                          Technology Services     8.9
                                 Retail Trade     8.6
                       Producer Manufacturing     6.3
                                    Utilities     5.7
                            Consumer Services     4.7
                        Consumer Non-Durables     3.8
                              Health Services     1.7
                            Consumer Durables     0.9
                              Energy Minerals     0.9
                               Transportation     0.7
                      Cash & Other Net Assets     7.0

                          AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                    ----------------------------------------   ----------------------------------------
                     Large Cap     Russell 1000       S&P       Large Cap     Russell 1000       S&P
                    Growth Fund    Growth Index    500 Index   Growth Fund    Growth Index    500 Index
                    -----------    ------------    ---------   -----------    ------------    ---------
3 Months                1.36%           3.85%          7.05%        1.36%          3.85%          7.05%
  (not annualized)
1 Year                 15.10           27.28          22.76        15.10          27.28          22.76
5 Years                26.52           29.65          27.87       224.21         266.38         241.87
10 Years               17.25           19.80          18.78       391.22         508.91         459.09
Inception              17.04           18.86          19.21      1314.09        1734.05        1827.27
  (9/2/82)

* As of 6/30/99

     ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 1000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/99 would have grown to $141,409 in the Fund, or $192,727 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                          *  Cisco Systems, Inc.
                          *  Microsoft Corp.
                          *  General Electric Co.
                          *  Lucent Technologies, Inc.
                          *  Merck & Co., Inc.
                          *  Tyco International, Ltd.
                          *  Vodafone Airtouch, A.D.R.
                          *  Int'l Business Machines Corp.
                          *  Pfizer, Inc.
                          *  MCI WorldCom, Inc.

                          Total number of holdings: 65

SIT LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

-------------------------------------------------------------------------------
QUANTITY                    NAME OF ISSUER                      MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (93.0%) (2)

       CONSUMER DURABLES (0.9%)
                   22,600  Harley-Davidson, Inc.                    $1,228,875
                                                                ---------------
       CONSUMER NON-DURABLES (3.8%)
                   25,500  Coca Cola Co.                             1,593,750
                   15,100  Colgate-Palmolive Co.                     1,491,125
                   14,800  Group Danone, A.D.R.                        774,225
                   15,800  Procter & Gamble Co.                      1,410,150
                                                                ---------------
                                                                     5,269,250
                                                                ---------------
       CONSUMER SERVICES (4.7%)
                   44,500  CBS Corp. (3)                             1,932,969
                   21,900  Clear Channel Comm., Inc. (3)             1,509,731
                   23,800  Time Warner, Inc.                         1,749,300
                   31,400  Viacom, Inc. - Class B (3)                1,381,600
                                                                ---------------
                                                                     6,573,600
                                                                ---------------
       ELECTRONIC TECHNOLOGY (27.6%)
                   29,500  ADC Telecommunications, Inc. (3)          1,344,094
                  119,150  Cisco Systems, Inc. (3)                   7,685,175
                   24,800  Computer Sciences Corp. (3)               1,715,850
                   48,600  Dell Computer Corp. (3)                   1,798,200
                   56,800  EMC Corp. (3)                             3,124,000
                   21,000  General Dynamics Corp.                    1,438,500
                   44,400  Intel Corp.                               2,641,800
                   25,000  Int'l Business Machines Corp.             3,231,250
                   57,210  Lucent Technologies, Inc.                 3,858,099
                   17,400  Raytheon Co. - Class B                    1,224,525
                   46,000  Sun Microsystems, Inc. (3)                3,168,250
                   42,200  Tellabs, Inc. (3)                         2,851,137
                   12,300  Texas Instruments, Inc.                   1,783,500
                   17,323  United Technologies Corp.                 1,241,843
                   26,000  Xerox Corp.                               1,535,625
                                                                ---------------
                                                                    38,641,848
                                                                ---------------
       ENERGY MINERALS (0.9%)
                   32,000  Unocal Corp.                              1,268,000
                                                                ---------------
       FINANCE (9.5%)
                   12,300  American International Group, Inc.        1,439,869
                   16,000  Associates First Capital Corp.              709,000
                   31,100  Chase Manhattan Corp.                     2,694,038
                   24,000  Equitable Companies, Inc.                 1,608,000
                   20,700  Federal Home Loan Mortgage Corp.          1,200,600
                   19,000  Marsh & McLennan Cos., Inc.               1,434,500

-------------------------------------------------------------------------------
QUANTITY                    NAME OF ISSUER                      MARKET VALUE(1)
-------------------------------------------------------------------------------

                   37,900  Mercury General Corp.                     1,288,600
                   15,000  Merrill Lynch & Co., Inc.                 1,199,063
                   31,300  Wells Fargo Co.                           1,338,075
                    7,100  XL Capital, Ltd.                            401,150
                                                                ---------------
                                                                    13,312,895
                                                                ---------------
       HEALTH SERVICES (1.7%)
                   36,996  McKesson HBOC, Inc.                       1,188,497
                   22,500  Waste Management, Inc.                    1,209,375
                                                                ---------------
                                                                     2,397,872
                                                                ---------------
       HEALTH TECHNOLOGY (13.7%)
                   20,400  American Home Products Corp.              1,173,000
                   21,000  Amgen, Inc. (3)                           1,278,375
                   32,100  Bristol-Myers Squibb Co.                  2,261,044
                   18,800  Eli Lilly & Co.                           1,346,550
                   13,500  Johnson & Johnson Co.                     1,323,000
                   27,100  Medtronic, Inc.                           2,110,412
                   49,400  Merck & Co., Inc.                         3,655,600
                   29,100  Pfizer, Inc.                              3,193,725
                   28,400  Schering-Plough Corp.                     1,505,200
                   20,700  Warner Lambert Corp.                      1,436,062
                                                                ---------------
                                                                    19,282,968
                                                                ---------------
       PRODUCER MANUFACTURING (6.3%)
                   46,800  General Electric Co.                      5,288,400
                   37,600  Tyco International, Ltd.                  3,562,600
                                                                ---------------
                                                                     8,851,000
                                                                ---------------
       RETAIL TRADE (8.6%)
                   45,200  Dayton Hudson Corp.                       2,938,000
                   32,025  Gap, Inc.                                 1,613,259
                   44,700  Home Depot, Inc.                          2,880,356
                   18,500  Kohl's Corp. (3)                          1,427,969
                   25,400  Lowe's Companies, Inc.                    1,439,862
                   60,600  Walgreen Co.                              1,780,125
                                                                ---------------
                                                                    12,079,571
                                                                ---------------
       TECHNOLOGY SERVICES (8.9%)
                   17,500  America Online, Inc. (3)                  1,933,750
                   58,400  Ceridian Corp. (3)                        1,908,950
                   64,000  Microsoft Corp. (3)                       5,772,000
                   35,250  Oracle Corp. (3)                          1,308,656
                   27,037  Paychex, Inc.                               861,804
                   18,700  SAP, A.D.R.                                 647,487
                                                                ---------------
                                                                    12,432,647
                                                                ---------------
       TRANSPORTATION (0.7%)
                   33,500  Southwest Airlines Co.                    1,042,688
                                                                ---------------

-------------------------------------------------------------------------------
QUANTITY                    NAME OF ISSUER                      MARKET VALUE(1)
-------------------------------------------------------------------------------
       UTILITIES (5.7%)
                   37,100  MCI WorldCom, Inc. (3)                    3,192,919
                   24,000  Sprint Corp.                              1,267,500
                   18,000  Vodafone Airtouch, A.D.R.                 3,546,000
                                                                ---------------
                                                                     8,006,419
                                                                ---------------

Total common stocks                                                130,387,633
                                                                ---------------
          (cost: $85,608,041)

SHORT-TERM SECURITIES (6.3%) (2)
                8,807,000  Sit Money Market Fund, 4.56% (6)          8,807,000
                                                                ---------------
          (cost: $8,807,000)

Total investments in securities
          (cost: $94,415,041) (7)                                 $139,194,633
                                                                ===============


              See accompanying notes to portfolios of investments.

SIT REGIONAL GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGER
           EUGENE C. SIT, CFA

     The Sit Regional Growth Fund rose +17.2% during the past year, while the S&P 500's return was +22.8%. For the last quarter, the Fund's return was +7.0% compared to the +7.1% return for the S&P 500. The Fund's performance differential to the Index was essentially due to underweightings in the very large companies outside of the Fund's regional focus. The Fund's cumulative +32.0% return since inception, although lagging behind the capitalization-weighted S&P 500 return, actually exceeds the estimated equal-weighted capitalization return of +30.8% for the S&P Index. Because the Fund's capitalization remains well below the popular large cap indices, the widening breadth of the market during the second quarter bodes well for improved relative performance going forward.

     Strong earnings growth continues to be the primary focus of the portfolio. We project earnings growth rates of more than +21% for the next two years--approximately three times the projected growth estimates for the S&P 500--for securities held in the Fund. Our enthusiasm for the Fund is based on the attractive valuation relative to the market. Despite significantly higher projected earnings growth rates, the Fund's weighted price-to-earnings valuation is 26 (based on 1999 estimates), which is equivalent to the current earnings multiple of the S&P 500.

     As of June 30th, the Fund was 95% invested in equity securities. Significant sector weighting changes during the past year included increases in electronic technology and technology services through the additions of Motorola, National Computer Systems, Compuware, and First Data. Sector weighting decreases occurred in financial services and health technology through the reduction or elimination of positions in Charter One Financial, Household International, Progressive, Hillenbrand, Stryker, and RP Scherer. Given the Fund's emphasis on growth companies with unique product attributes, overweighted positions remain in electronic technology and technology services.

     Given the Fund's strong earnings growth prospects, attractive valuations, and existing opportunities within our geographic region, we remain enthusiastic about the Fund's potential.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:    $13.17 Per Share
                                  6/30/98:    $11.26 Per Share

                         Total Net Assets:    $ 7.5 Million

              Weighted Average Market Cap:    $22.0 Billion

                           TOTAL DIVIDEND:    $ 0.02 PER SHARE
                          Ordinary Income:    $ 0.02 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                          Technology Services    15.6
                                 Retail Trade    15.0
                        Electronic Technology    14.9
                                      Finance    12.5
                            Health Technology    10.0
                          Commercial Services     5.2
                                    Utilities     4.4
                           Process Industries     3.7
                       Producer Manufacturing     3.3
                              Health Services     3.1
                            Consumer Services     2.6
                            Consumer Durables     1.8
                        Consumer Non-Durables     1.6
                               Transportation     1.4
                      Cash & Other Net Assets     4.9

                         AVERAGE ANNUAL TOTAL RETURNS*           CUMULATIVE TOTAL RETURNS*
                       ---------------------------------      --------------------------------
                       Regional      Russell        S&P       Regional      Russell       S&P
                        Growth         3000         500        Growth         3000        500
                         Fund         Index        Index        Fund         Index       Index
                       --------      -------       -----      --------      -------      -----
3 Months                 6.99%         7.70%        7.05%       6.99%         7.70%       7.05%
  (not annualized)
1 Year                  17.21         20.11        22.76       17.21         20.11       22.76
Inception               20.38         24.18        27.90       31.97         38.25       44.50
  (12/31/97)

* As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 3000 INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/99 would have grown to $13,197 in the Fund, or $14,450 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                         *  Best Buy, Inc.
                         *  Tellabs, Inc.
                         *  Wells Fargo Co.
                         *  Motorola, Inc.
                         *  Dayton Hudson Corp.
                         *  Ceridian Corp.
                         *  Northern Trust Corp.
                         *  Great Plains Software, Inc.
                         *  Cardinal Health, Inc.
                         *  ADC Telecommunications, Inc.

                          Total number of holdings: 39

SIT REGIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                              MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (95.1%) (2)

    COMMERCIAL SERVICES (5.2%)
            3,000   Deluxe Corp.                                      $116,813
            4,500   Ecolab, Inc.                                       196,313
            8,000   Ha-Lo Industries, Inc. (3)                          79,000
                                                                ---------------
                                                                       392,126
                                                                ---------------

    CONSUMER DURABLES (1.8%)
            2,500   Harley-Davidson, Inc.                              135,937
                                                                ---------------

    CONSUMER SERVICES (2.6%)
            4,000   Emmis Communications Corp. (3)                     197,500
                                                                ---------------

    CONSUMER NON-DURABLES (1.6%)
            1,500   General Mills, Inc.                                120,562
                                                                ---------------

    ELECTRONIC TECHNOLOGY (14.9%)
            5,000   ADC Telecommunications, Inc. (3)                   227,813
            2,000   Gateway 2000, Inc. (3)                             118,000
            3,000   Motorola, Inc.                                     284,250
            4,500   National Computer Systems, Inc.                    151,875
            5,000   Tellabs, Inc. (3)                                  337,812
                                                                ---------------
                                                                     1,119,750
                                                                ---------------

    FINANCE (12.5%)
            3,000   Aon Corp.                                          123,750
            2,500   Northern Trust Corp.                               242,500
            2,500   Reliastar Financial Corp.                          109,375
            6,000   TCF Financial Corp.                                167,250
            7,000   Wells Fargo Co.                                    299,250
                                                                ---------------
                                                                       942,125
                                                                ---------------

    HEALTH SERVICES (3.1%)
            3,637   Cardinal Health, Inc.                              233,223
                                                                ---------------

    HEALTH TECHNOLOGY (10.0%)
            2,500   Abbott Laboratories                                113,750
            1,500   Baxter International, Inc.                          90,938
            3,000   Eli Lilly & Co.                                    214,875
            2,500   Medtronic, Inc.                                    194,688
            5,000   Sybron Int'l Corp. (3)                             137,812
                                                                ---------------
                                                                       752,063
                                                                ---------------

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                              MARKET VALUE(1)
-------------------------------------------------------------------------------
    PROCESS INDUSTRIES (3.7%)
            2,000   H.B. Fuller Co.                                    136,750
            3,500   Monsanto Co.                                       138,031
                                                                ---------------
                                                                       274,781
                                                                ---------------

    PRODUCER MANUFACTURING (3.3%)
            2,000   Emerson Electric Co.                               125,750
            1,500   Illinois Tool Works, Inc.                          123,000
                                                                ---------------
                                                                       248,750
                                                                ---------------

    RETAIL TRADE (15.0%)
            7,000   Best Buy, Inc. (3)                                 472,500
            4,000   Dayton Hudson Corp.                                260,000
            2,500   Kohl's Corp. (3)                                   192,969
            7,000   Walgreen Co.                                       205,625
                                                                ---------------
                                                                     1,131,094
                                                                ---------------

    TECHNOLOGY SERVICES (15.6%)
            7,500   Ceridian Corp. (3)                                 245,156
            4,500   Compuware Corp. (3)                                143,156
            4,500   First Data Corp.                                   220,219
            5,425   Fiserv, Inc. (3)                                   169,870
            5,000   Great Plains Software, Inc. (3)                    235,937
            5,000   Whittman-Hart, Inc. (3)                            158,750
                                                                ---------------
                                                                     1,173,088
                                                                ---------------

    TRANSPORTATION (1.4%)
            2,800   C.H. Robinson Worldwide, Inc.                      102,900
                                                                ---------------

    UTILITIES (4.4%)
            2,000   Ameritech Corp.                                    147,000
            3,500   Sprint Corp.                                       184,844
                                                                ---------------
                                                                       331,844
                                                                ---------------

Total common stocks                                                  7,155,743
                                                                ---------------
    (cost:  $5,555,358)

SHORT-TERM SECURITIES (4.9%) (2)
          365,000   Sit Money Market Fund, 4.56% (6)                   365,000
                                                                ---------------
    (cost:  $365,000)

Total investments in securities
    (cost:  $5,920,358) (7)                                         $7,520,743
                                                                ===============

              See accompanying notes to portfolios of investments.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

SIT MID CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ERIK S. ANDERSON, CFA

     During the June quarter of 1999, mid cap growth stocks rebounded strongly and outperformed large cap growth stocks, as measured by the Frank Russell Indices, for the first time in seven quarters. The Fund's quarterly return of +11.2% compared favorably with the +10.4% return for the Russell Mid Cap Growth Index.

     For the year ended June 30, 1999, the Sit Mid Cap Growth Fund return was +6.9% versus the +20.3% for the Russell Mid Cap Growth Index. Although the Fund's performance has lagged behind the Index, our capitalization restrictions and valuation disciplines resulted in limited exposure to areas which drove the Index higher, namely large stocks with capitalizations greater than $10 billion and Internet stocks. For example, we estimate that just two stocks, Yahoo! and Charles Schwab, contributed approximately +4.5% to the +20.3% return for the Index over the last year. These companies have current market capitalizations of over $35 billion and are well in excess of our Fund parameters.

     The recent outperformance of smaller cap issues can be attributed to attractive valuations and renewed confidence in the global economy. Given the dramatic differences in performance between mid and large cap issues over the last two years, the potential for small and medium cap issues to catch up still exists. Although the much publicized rally in cyclical stocks lifted value stocks higher during the second quarter, growth issues in the mid cap sector have significantly outperformed value issues on a year-to-date and twelve-month basis. We believe that the Fund is very well positioned to capitalize on the renewed market enthusiasm for smaller cap issues. The portfolio's average projected earnings growth rate of +25% vastly exceeds the S&P 500's projected growth rate of +10%.

     Significant sector weighting changes during the past year include increases in electronic technology and health technology through the additions of Uniphase, Vitesse Semiconductor, Jabil Circuit, Applied Micro Devices, and Lexmark International. Sector weighting decreases occurred in financial services and health services through the reduction or elimination of positions in First American of Tennessee, Nac Re, Mercury General, McKesson HBOC, and Healthsouth Corporation. As of June 30th, the Fund was 94% invested in equities.

     Given mid cap stocks' renewed momentum and strong growth prospects for the companies in the portfolio, we remain optimistic about the Fund's outlook.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $2 billion to $15 billion at the time of purchase.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:    $ 14.54 Per Share
                                  6/30/98:    $ 16.49 Per Share

                         Total Net Assets:    $375.3 Million

              Weighted Average Market Cap:    $ 10.3 Billion

                           TOTAL DIVIDEND:    $  2.54 PER SHARE
                   Long Term Capital Gain:    $  2.54 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                        Electronic Technology    30.8
                          Technology Services    18.5
                            Health Technology    11.5
                                      Finance     8.9
                                 Retail Trade     8.3
                                    Utilities     3.7
                          Commercial Services     3.2
                              Health Services     2.7
                        Consumer Non-Durables     2.0
                            Consumer Durables     1.3
                              Energy Minerals     1.0
                          Industrial Services     0.9
                          Commercial Services     0.7
                               Transportation     0.4
                      Cash & Other Net Assets     6.1

                           AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
                   ------------------------------------------    -------------------------------------------
                     Mid Cap     Russell Mid Cap   S&P MidCap      Mid Cap     Russell Mid Cap    S&P MidCap
                   Growth Fund    Growth Index      400 Index    Growth Fund    Growth Index       400 Index
                   -----------   ---------------   ----------    -----------   ---------------    ----------
3 Months              11.16%          10.42%           14.16%        11.16%         10.42%            14.16%
  (not annualized)
1 Year                 6.94           20.32            17.18          6.94          20.32             17.18
5 Years               21.21           22.35            22.28        161.68         174.16            173.37
10 Years              16.11           17.04            17.87        345.36         382.26            417.69
Inception             18.49            n/a             18.88       1639.71           n/a            1737.95
  (9/2/82)

* As of 6/30/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX NOR THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/99 would have grown to $173,971 in the Fund or $183,795 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                        *  Biogen, Inc.
                        *  Legato Systems, Inc.
                        *  Xilinx, Inc.
                        *  Uniphase Corp.
                        *  Kohl's Corp.
                        *  Dendrite International, Inc.
                        *  Staples, Inc.
                        *  Vitesse Semiconductor Corp.
                        *  ADC Telecommunications, Inc.
                        *  Elan Corp., A.D.R.

                          Total number of holdings: 63

MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

-------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                         MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (93.9%) (2)

   COMMERCIAL SERVICES (0.7%)
               100,400   Sylvan Learning Systems, Inc. (3)          $2,729,625
                                                               ----------------
   CONSUMER DURABLES (1.3%)
                89,000   Harley-Davidson, Inc.                       4,839,375
                                                               ----------------
   CONSUMER NON-DURABLES (2.0%)
               106,100   Dial Corp.                                  3,945,594
                72,000   Estee Lauder Companies, Inc.                3,609,000
                                                               ----------------
                                                                     7,554,594
                                                               ----------------
   CONSUMER SERVICES (3.2%)
                55,500   Adelphia Communications Corp. (3)           3,531,188
               152,800   Chancellor Media Corp.  (3)                 8,423,100
                                                               ----------------
                                                                    11,954,288
                                                               ----------------
   ELECTRONIC TECHNOLOGY (30.8%)
                26,000   AAR Corp.                                     589,875
               212,200   ADC Telecommunications, Inc. (3)            9,668,363
                37,500   ASM Lithography Hldg., A.D.R. (3)           2,226,563
                90,500   Analog Devices, Inc. (3)                    4,541,969
                88,500   Applied Micro Circuits Corp. (3)            7,279,125
               234,500   Asyst Technologies, Inc. (3)                7,020,344
                94,500   Computer Sciences Corp. (3)                 6,538,219
                52,500   Comverse Technology, Inc. (3)               3,963,750
                55,000   General Dynamics Corp.                      3,767,500
                71,300   Jabil Circuit, Inc. (3)                     3,217,412
                83,000   Lexmark International Group, Inc. (3)       5,483,187
                81,000   Linear Technology Corp.                     5,447,250
                84,150   Lucent Technologies, Inc.                   5,674,866
                61,000   Maxim Integrated Products, Inc. (3)         4,056,500
               145,050   Symbol Technologies, Inc.                   5,348,719
                95,000   Teradyne, Inc. (3)                          6,816,250
                69,500   Uniphase Corp. (3)                         11,537,000
               149,900   Vitesse Semiconductor Corp. (3)            10,108,881
               217,400   Xilinx, Inc. (3)                           12,446,150
                                                               ----------------
                                                                   115,731,923
                                                               ----------------
   ENERGY MINERALS (1.0%)
               177,000   Enron Oil & Gas Co.                         3,584,250
                                                               ----------------
   FINANCE (8.9%)
               248,300   Ace, Ltd.                                   7,014,475
               111,500   Firstar Corp.                               3,122,000
                19,500   Goldman Sachs Group, Inc.                   1,408,875
               100,000   Mercury General Corp.                       3,400,000

-------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                         MARKET VALUE(1)
-------------------------------------------------------------------------------

               132,000   Mutual Risk Mgmt., Ltd.                     4,405,500
                68,200   ReliaStar Financial Corp.                   2,983,750
               108,000   T. Rowe Price & Associates                  4,144,500
               244,800   TCF Financial Corp.                         6,823,800
                                                               ----------------
                                                                    33,302,900
                                                               ----------------
   HEALTH SERVICES (2.7%)
                69,250   Cardinal Health, Inc.                       4,440,656
               178,000   IMS Health, Inc.                            5,562,500
                                                               ----------------
                                                                    10,003,156
                                                               ----------------
   HEALTH TECHNOLOGY (11.5%)
               259,000   Biogen, Inc. (3)                           16,656,938
               134,000   Boston Scientific Corp. (3)                 5,887,625
               344,000   Elan Corp., A.D.R. (3)                      9,546,000
                39,000   Immunex Corp. (3)                           4,970,062
                64,000   MedImmune, Inc. (3)                         4,336,000
                21,000   VISX, Inc. (3)                              1,662,937
                                                               ----------------
                                                                    43,059,562
                                                               ----------------
   INDUSTRIAL SERVICES (0.9%)
               134,400   Transocean Offshore Drilling, Inc.          3,528,000
                                                               ----------------
   RETAIL TRADE (8.3%)
                52,000   Bed Bath & Beyond, Inc. (3)                 2,002,000
                76,000   Best Buy Co., Inc. (3)                      5,130,000
                90,000   Dollar General Corp.                        2,610,000
               144,000   Kohl's Corp. (3)                           11,115,000
               337,475   Staples, Inc. (3)                          10,440,633
                                                               ----------------
                                                                    31,297,633
                                                               ----------------
   TECHNOLOGY SERVICES (18.5%)
               220,000   Aspen Technology, Inc. (3)                  2,585,000
               100,500   BMC Software, Inc. (3)                      5,427,000
               202,800   Ceridian Corp. (3)                          6,629,025
               146,000   Check Point Software Tech., Ltd. (3)        7,829,250
               301,200   Dendrite International, Inc. (3)           10,880,850
                18,000   DoubleClick, Inc. (3)                       1,651,500
               173,675   Fiserv, Inc. (3)                            5,438,198
                52,000   InfoSpace.com, Inc. (3)                     2,444,000
                55,000   Inktomi Corp. (3)                           7,180,937
               241,500   Legato Systems, Inc. (3)                   13,946,625
                81,300   Paychex, Inc.                               2,591,437
                73,500   Sterling Commerce, Inc. (3)                 2,682,750
                                                               ----------------
                                                                    69,286,572
                                                               ----------------
   TRANSPORTATION (0.4%)
                42,500   CNF Transportation, Inc.                    1,630,937
                                                               ----------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)          NAME OF ISSUER                         MARKET VALUE(1)
-------------------------------------------------------------------------------

   UTILITIES (3.7%)
                92,000   Frontier Corp.                              5,428,000
               168,000   Nextel Communications, Inc. (3)             8,431,500
                                                               ----------------
                                                                    13,859,500
                                                               ----------------
Total common stocks                                                352,362,315
                                                               ----------------
   (cost:  $213,924,626)

SHORT-TERM SECURITIES (5.1%) (2)
             3,975,000   American Express Credit Corp.,
                           5.50%, 7/1/99                             3,974,393
            15,042,000   Sit Money Market Fund, 4.56% (6)           15,042,000
                                                               ----------------
   (cost:  $19,017,000)                                             19,016,393
                                                               ----------------

Total investments in securities
   (cost:  $232,941,626) (7)                                      $371,378,708
                                                               ================

              See accompanying notes to portfolios of investments.

SIT INTERNATIONAL GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ANDREW B. KIM, CFA
           ROGER J. SIT

     The Sit International Growth Fund's 1-year return of +4.5% compares with the MSCI EAFE Index gain of +7.6% and the Lipper International Fund Index rise of +4.0%. A major reason for the Fund's underperformance relative to the EAFE Index was a sector rotation from growth to cyclical stocks in the first half of 1999. Market participants anticipated a faster pace of global economic growth accompanied by an upturn in basic commodity prices.

     The Russian default in August 1998 was one of the most traumatic experiences for the international markets last year. The EAFE Index declined -14.2% in the three months ended September 30, 1998, in part due to the potential crisis associated with Long- Term Capital Management in the U.S. Fortunately, the international equity markets were able to recover substantially, enabling the Index to record a +20.7% gain in the December quarter. Moreover, the first half of 1999 witnessed a lessening of market volatility despite Brazil's currency devaluation. For the first six months of 1999, the Index increased by a modest +4.0%.

     Notably, the first half of 1999 was marked by an unexpectedly steep depreciation of the euro (down -13%). As a result, the Fund's European portfolio holdings declined in the Netherlands, Belgium, Ireland and the U.K. Subsequently, the euro began to rebound against the dollar in July in response to indications of improved economic growth in Germany and the U.K. We expect the euro's upward trend to continue in the remainder of 1999, and we are targeting a European portfolio weighting of 62%, up from 58.3% at the end of June.

     The Fund's Pacific Basin holdings increased to 12.9% of total assets vs. the Index weighting of 6.6% due to the accelerating speed of recovery in the crisis economies of Asia and ample liquidity. Recording substantial gains in dollar terms were the Fund's holdings in Korea, Thailand and Hong Kong.

     From a long-term perspective, the upward momentum in the Japanese market is even more significant now that a relapse in the economy appears unlikely; therefore, the Fund's Japanese weighting climbed to 25.0% at mid-1999 (from 12.8% a year ago), compared with 24.0% for the Index. The Fund partially hedged its Japanese holdings in early July to protect local currency gains in the future. We expect renewed yen weakness based on a resumption of Japanese capital outflow and a decreasing current account surplus.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:    $18.77 Per Share
                                  6/30/98:    $19.14 Per Share

                         Total Net Assets:    $95.0 Million

              Weighted Average Market Cap:    $36.7 Billion

                           TOTAL DIVIDEND:    $ 1.14 PER SHARE
                   Long Term Capital Gain:    $ 1.08 Per Share
                          Ordinary Income:    $ 0.06 Per Share


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                  [BAR CHART]

                                 SIT INT'L       Morgan Stanley
                                GROWTH FUND        EAFE Index

                Europe Other       34.9               27.8
                       Japan       25.0               24.0
         France, Germany, UK       23.4               41.6
               Pacific Basin       12.9                6.6
               Latin America        0.5                0.0
     Cash & Other Net Assets        3.3                0.0

                         AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                   ----------------------------------------   -----------------------------------------
                                 Morgan Stanley    Lipper                   Morgan Stanley     Lipper
                   International  Capital Int'l  Int'l Fund   International  Capital Int'l   Int'l Fund
                    Growth Fund    EAFE Index       Index      Growth Fund    EAFE Index        Index
                   -------------  -------------  ----------   -------------  -------------   ----------
3 Months               3.99%          2.54%         5.55%          3.99%          2.54%          5.55%
  (not annualized)
1 Year                 4.51           7.62          4.00           4.51           7.62           4.00
3 Years                9.56           8.81         10.79          31.50          28.83          35.99
5 Years                9.35           8.21         10.10          56.32          48.36          61.75
Inception             11.82           8.61         10.88         135.43          88.38         120.80
  (11/1/91)

* As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                                      Finance    22.4
                                    Utilities    19.3
                        Electronic Technology    15.1
                            Health Technology    10.5
                          Technology Services    10.0
                                 Retail Trade     5.2
                          Commercial Services     4.4
                       Producer Manufacturing     3.9
                        Consumer Non-Durables     2.9
                            Consumer Services     2.4
                          Industrial Services     0.6
                      Cash & Other Net Assets     3.3


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 6/30/99 would have grown to $23,543 in the Fund or $18,838 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

SIT INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999


                               10 LARGEST HOLDINGS

                            *  Nokia Corp., A.D.R.
                            *  AFLAC, Inc.
                            *  Ryohin Keikaku Co.
                            *  Mannesman, A.G.
                            *  Misys, p.l.c.
                            *  Takeda Chemical Industries
                            *  Samsung Electronics
                            *  Orix Corp.
                            *  Telefonica, S.A.
                            *  Wolters Kluwer

                          Total number of holdings: 77


--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                           MARKET VALUE(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.9%)(2)

   ASIA (37.1%)
     AUSTRALIA (1.4%)
              240,497   Colonial, Ltd. (Finance) (3)                   $850,546
               88,900   Telstra Corp., Ltd. (Utilities) (3)             508,749
                                                                  --------------
                                                                      1,359,295
                                                                  --------------
     HONG KONG (3.0%)
               63,000   Cheung Kong Hldgs., Ltd. (Industrial
                          Services)                                     560,281
              304,000   China Telecom, Ltd. (Utilities)                 844,379
              226,000   Citic Pacific, Ltd. (Utilities)                 720,942
               19,200   HSBC Holdings, p.l.c. (Finance)                 700,333
                                                                  --------------
                                                                      2,825,935
                                                                  --------------
     JAPAN (24.2%)
               54,400   AFLAC, Inc. (Finance)                         2,604,400
               71,000   Banyu Pharmaceuticals (Health Tech.)          1,174,039
                  240   NTT Data Corp. (Tech. Services)               1,908,888
                   36   NTT Mobile Communications Network,
                          Inc. (Ord.) (Utilities)                       488,136
                  144   NTT Mobile Communications Network,
                          Inc. (Utilities)                            1,928,731
               29,000   Nihon Unisys, Ltd. (Tech. Services)             629,392
                   85   Nippon Telephone (Utilities)                    990,905
               22,400   Orix Corp. (Finance)                          2,000,165
               10,300   Ryohin Keikaku Co., Ltd. (Retail Trade)       2,593,096

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                           MARKET VALUE(1)
--------------------------------------------------------------------------------

               18,000   Seven Eleven Japan (Retail Trade)             1,765,027
                1,600   Shohkoh Fund Co. (Finance)                    1,148,243
               50,000   Takeda Chemical Industries
                          (Health Technology)                         2,319,140
               16,000   TDK Corp. (Electronic Technology)             1,464,407
               31,000   Terumo Corp. (Health Technology)                690,740
               88,000   The Fuji Bank, Ltd. (Finance)                   614,072
              101,000   The Nikko Securities Co., Ltd. (Finance)        652,179
                                                                  --------------
                                                                     22,971,560
                                                                  --------------
     PHILIPPINES (0.5%)
              141,500   Manila Electric Co. (Utilities)                 509,474
                                                                  --------------
     TAIWAN (1.5%)
              123,000   Hon Hai Precision Industry (Electronic
                          Technology) (3)                             1,111,950
               10,000   Taiwan Semiconductor Mfg. Co. Ltd.,
                          A.D.R. (Electronic Technology) (3)            340,000
                                                                  --------------
                                                                      1,451,950
                                                                  --------------
     SINGAPORE (2.2%)
               42,000   Development Bank of Singapore, Ltd.
                          (Finance)                                     513,279
              167,000   Natsteel Electronics, Ltd. (Electronic
                          Technology)                                   730,993
              109,000   Venture Mfg., Ltd. (Electronic Tech.)           838,954
                                                                  --------------
                                                                      2,083,226
                                                                  --------------
     SOUTH KOREA (2.3%)
               19,512   Samsung Electronics (Electronic Tech.)        2,140,841

     THAILAND (2.0%)
              101,000   Advanced Info Services (Utilities)            1,369,492
              135,000   Bangkok Bank Public Co., Ltd.
                          (Finance) (3)                                 505,220
                                                                  --------------
                                                                      1,874,712
                                                                  --------------
   EUROPE (58.3%)
     BELGIUM (0.8%)
               17,600   UCB, S.A. (Health Technology)                   752,568
                                                                  --------------

     FINLAND (7.1%)
               52,800   Nokia Corp., A.D.R. (Electronic Tech.)        4,834,500
               46,360   Tieto Corp. (Technology Services)             1,929,788
                                                                  --------------
                                                                      6,764,288
                                                                  --------------
     FRANCE (7.4%)
               14,520   AXA-UAP (Finance)                             1,769,849
               38,200   Alstom, A.D.R. (Producer Mfg.)                1,200,461

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                           MARKET VALUE(1)
--------------------------------------------------------------------------------

                3,894   Carrefour, S.A. (Retail Trade)                  571,736
                9,430   France Telecom, S.A. (Utilities)                711,712
                6,560   Groupe Danone (Cons. Non-Durables)            1,689,774
                1,615   L'oreal Co. (Consumer Non-Durables)           1,090,762
                                                                  --------------
                                                                      7,034,294
                                                                  --------------
     GERMANY (5.2%)
                3,397   Allianz, A.G. (Finance)                         941,527
               21,930   Deutsche Telekom, A.G. (Utilities)              919,640
               17,100   Mannesmann, A.G. (Producer Mfg.)              2,549,467
                1,250   SAP Preferred (Technology Services)             499,076
                                                                  --------------
                                                                      4,909,710
                                                                  --------------
     IRELAND (3.6%)
               98,800   Bank of Ireland (Finance)                     1,660,119
               64,400   Elan Corp., p.l.c., A.D.R. (Health
                          Technology) (3)                             1,787,100
                                                                  --------------
                                                                      3,447,219
                                                                  --------------
     ITALY (4.5%)
              272,200   Banca Fideuram (Finance)                      1,584,606
              123,000   Telecom Italia (Utilities)                    1,277,469
              242,100   Telecom Italia Mobile Spa (Utilities)         1,444,302
                                                                  --------------
                                                                      4,306,377
                                                                  --------------
     NETHERLANDS (7.3%)
                8,200   ASM Lithography Holding N.V.
                          (Electronic Technology) (3)                   486,875
               20,740   Aegon N.V., A.D.R. (Finance)                  1,534,729
               60,360   CMG, p.l.c. (Technology Services)             1,585,894
                5,100   Equant, A.D.R. (Technology Services)            480,038
               22,640   Libertel N.V. (Electronic Technology) (3)       443,215
                8,040   United Pan-Europe Communications
                          N.V. (Consumer Services) (3)                  435,739
               49,064   Wolters Kluwer (Commercial Svcs.)             1,951,349
                                                                  --------------
                                                                      6,917,839
                                                                  --------------
     PORTUGAL (0.9%)
               20,500   Portugal Telecom, A.D.R. (Utilities)            844,344
                                                                  --------------

     SPAIN (5.2%)
               68,220   Argentaria (Finance)                          1,552,717
               67,500   Endesa, A.D.R. (Utilities)                    1,434,375
               41,286   Telefonica, S.A. (Utilities)                  1,986,998
                                                                  --------------
                                                                      4,974,090
                                                                  --------------

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                           MARKET VALUE(1)
--------------------------------------------------------------------------------

     SWEDEN (2.2%)
               36,300   L.M. Ericsson Telephone Co., A.D.R.
                          (Electronic Technology)                     1,195,631
               60,800   Securitas AB (Commercial Svcs.)                 909,681
                                                                  --------------
                                                                      2,105,312
                                                                  --------------
     SWITZERLAND (3.3%)
                  675   Novartis, A.G. (Health Technology)              985,053
                   50   Roche Holdings, A.G. (Health Tech.)             513,661
                2,870   Zurich Allied, AG (Finance)                   1,631,038
                                                                  --------------
                                                                      3,129,752
                                                                  --------------
     UNITED KINGDOM (10.8%)
               28,924   AstraZeneca Group, p.l.c. (Health
                          Technology)                                 1,127,893
               52,800   British Telecom, p.l.c. (Utilities)             884,693
               55,550   Carlton Communications, p.l.c. (Consumer
                          Services)                                     461,007
               46,190   Granada Group, p.l.c. (Consumer Services)       856,938
               72,126   Lloyds TSB Group, p.l.c. (Finance)              977,722
              292,585   Misys, p.l.c. (Technology Services)           2,504,247
               23,305   Pearson, p.l.c. (Consumer Services)             473,508
              334,670   Rentokil Group, p.l.c. (Commercial Svcs.)     1,305,621
                9,600   SmithKline Beecham, p.l.c., A.D.R.
                          (Health Technology)                           634,201
                5,100   Vodafone Airtouch, A.D.R. (Utilities)         1,004,700
                                                                  --------------
                                                                     10,230,530
                                                                  --------------
   LATIN AMERICA (0.5%)
     MEXICO (0.5%)
                5,700   Telefonos de Mexico S.A., A.D.R.
                          (Utilities)                                   460,631
                                                                  --------------

Total common stocks                                                  91,093,947
                                                                  --------------
   (cost:  $57,285,461)

STRUCTURED NOTE (0.8%) (2)
                  371   Sony Corp. (Currency Protected,
                          Equity-Linked), 7.50%, 5/8/00 (8)             779,205
                                                                  --------------
   (cost:  $717,236)

SHORT TERM SECURITIES (3.3%) (2)
            3,156,000   Sit Money Market Fund, 4.56% (6)              3,156,000
                                                                  --------------
   (cost:  $3,156,000)

Total investments in securities
   (cost:  $61,158,697) (7)                                         $95,029,152
                                                                  ==============

              See accompanying notes to portfolios of investments.

SIT SMALL CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  EUGENE C. SIT, CFA
           SENIOR PORTFOLIO MANAGER

     The Sit Small Cap Growth Fund's one-year return was +8.8% and compared favorably to the +1.5% return for the Russell 2000 Index. Small cap stocks regained significant momentum during the second quarter of 1999. The Fund's quarterly return was +18.7% versus the +15.6% return for the Russell 2000 Index. The Fund's average annual total return since inception was +19.4%, which compared favorably to the +15.3% return for the Russell 2000 Index.

     Extreme undervaluation of small stocks and renewed confidence in the global economic environment were key elements behind the strong second quarter rally for small cap stocks. In fact, this was the first quarter in seven that the Russell 2000 Index outperformed the Russell 1000 Index. Given the duration and magnitude of small cap underperformance in recent years and the resulting valuation disparity, we believe the potential exists for an extended small cap stock rally. Our enthusiasm for smaller stocks can be illustrated by a simple analysis of price-to-earnings ratios relative to estimated long-term growth rates. The P/E ratio for the Fund currently stands at 32 times estimated year 2000 earnings--which is BELOW the estimated earnings growth rate of 35%. In contrast, the P/E ratio for the S&P 500 is 26 times estimated 2000 earnings and well ABOVE the long-term earnings growth rate of 10%.

     As of June 30th, the Fund was 96% invested in equities. The most significant sector increases over the past year occurred in electronic technology through purchases of Applied Micro Circuits, PMC Sierra, Galileo Technology, and Flextronics. The financial services sector had the greatest reduction in weighting, accomplished through sales of Imperial Credit Industries, Life Re, Nac Re, Delphi Financial, and Community First Bank. Electronic technology and technology services remain the heaviest weighted sectors within the portfolio due to the robust earnings outlook for the technology sectors.

     Although the strong returns experienced during the second quarter are unlikely to be repeated over each of the year's remaining quarters, we believe the Fund is in position to benefit from the improving outlook for small capitalization investing.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $2.5 billion or less at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:     $18.28 Per Share
                                  6/30/98:     $20.35 Per Share

                         Total Net Assets:     $50.3 Million

              Weighted Average Market Cap:     $ 2.0 Billion

                           TOTAL DIVIDEND:     $ 3.09 PER SHARE
                   Long Term Capital Gain:     $ 3.09 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                   [BAR CHART]

                        Electronic Technology    30.1
                          Technology Services    23.9
                                      Finance     8.9
                                    Utilities     8.0
                            Health Technology     6.3
                            Consumer Services     4.7
                                 Retail Trade     4.2
                               Transportation     3.8
                              Health Services     2.3
                              Energy Minerals     1.9
                          Industrial Services     1.1
                          Commercial Services     0.7
                      Cash & Other Net Assets     4.1

                            AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                    -------------------------------------------    ------------------------------------------
                     Small Cap     Russell 2000    Russell 2000     Small Cap    Russell 2000    Russell 2000
                    Growth Fund        Index       Growth Index    Growth Fund       Index       Growth Index
                    -----------    ------------    ------------    -----------   ------------    ------------
3 Months              18.70%          15.55%           14.75%          18.70%       15.55%           14.75%
  (not annualized)
1 Year                 8.77            1.50             8.30            8.77         1.50             8.30
3 Years                7.54           11.22             8.64           24.38        37.56            28.24
Inception             19.44           15.32            15.33          143.07       103.99           104.09
  (7/1/94)

* As of 6/30/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX NOR THE RUSSELL 2000 GROWTH INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/99 would have grown to $24,307 in the Fund or $20,399 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                        *  Applied Micro Circuits Corp.
                        *  Uniphase Corp.
                        *  Dendrite International, Inc.
                        *  PMC-Sierra, Inc.
                        *  Legato Systems, Inc.
                        *  Galileo Technology, Ltd.
                        *  Transaction Network Services, Inc.
                        *  Allegiance Telecom, Inc.
                        *  Siebel Systems, Inc.
                        *  Inktomi Corp.

                          Total number of holdings: 58

SIT SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

--------------------------------------------------------------------------------
QUANTITY                  NAME OF ISSUER                         MARKET VALUE(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.9%) (2)

     COMMERCIAL SERVICES (0.7%)
                 35,000   HA-LO Industries, Inc. (3)                   $345,625
                                                                ----------------
     CONSUMER SERVICES (4.7%)
                 22,000   Emmis Broadcasting Corp. (3)                1,086,250
                  9,000   Jones Intercable, Inc. (3)                    441,000
                 35,000   Rent-Way, Inc. (3)                            861,875
                                                                ----------------
                                                                      2,389,125
                                                                ----------------
     ELECTRONIC TECHNOLOGY (30.1%)
                 28,000   AAR Corp.                                     635,250
                 25,000   Applied Micro Circuits Corp. (3)            2,056,250
                 33,500   Asyst Technologies, Inc. (3)                1,002,906
                 29,000   Burr-Brown Corp. (3)                        1,062,125
                  3,000   Extreme Networks, Inc. (3)                    174,187
                 22,500   Flextronics International, Ltd. (3)         1,248,750
                 33,500   Galileo Technology, Ltd. (3)                1,517,969
                 20,000   Gilat Satellite Networks, Ltd. (3)          1,050,000
                  1,500   Juniper Networks, Inc. (3)                    223,500
                 30,000   PMC-Sierra, Inc. (3)                        1,768,125
                 12,700   RF Micro Devices, Inc. (3)                    947,738
                 18,000   SDL, Inc. (3)                                 919,125
                 25,000   Security Dynamics Tech., Inc. (3)             531,250
                 12,000   Uniphase Corp. (3)                          1,992,000
                                                                ----------------
                                                                     15,129,175
                                                                ----------------
     ENERGY MINERALS (1.9%)
                 33,500   Newfield Exploration Co. (3)                  952,656
                                                                ----------------
     FINANCE (8.9%)
                 18,500   Arthur J. Gallagher & Co.                     915,750
                 38,500   Federated Investors, Inc.                     690,594
                 17,500   Mutual Risk Management, Ltd.                  584,063
                 39,325   Queens County Bancorp, Inc.                 1,273,147
                 90,500   Scottish Annuity & Life Hldgs., Ltd.          972,875
                  7,300   Stirling Cooke Brown Holdings                  30,112
                                                                ----------------
                                                                      4,466,541
                                                                ----------------
     HEALTH SERVICES (2.3%)
                 35,500   Stericycle, Inc. (3)                          481,469
                 20,000   Sunrise Assisted Living, Inc. (3)             697,500
                                                                ----------------
                                                                      1,178,969
                                                                ----------------
     HEALTH TECHNOLOGY (6.3%)
                 44,000   Biosite Diagnostics, Inc. (3)                 445,500
                 50,000   I-Stat Corp. (3)                              456,250
                  9,000   IDEC Pharmaceuticals Corp. (3)                693,562
                  9,500   Novoste Corp. (3)                             199,500
                 10,000   Sepracor, Inc. (3)                            812,500
                 30,000   Ventana Medical Systems, Inc. (3)             573,750
                                                                ----------------
                                                                      3,181,062
                                                                ----------------

--------------------------------------------------------------------------------
QUANTITY                  NAME OF ISSUER                         MARKET VALUE(1)
--------------------------------------------------------------------------------

     INDUSTRIAL SERVICES (1.1%)
                 61,000   Newpark Resources, Inc. (3)                   541,375
                                                                ----------------
     RETAIL TRADE (4.2%)
                 10,000   AnnTaylor Stores Corp. (3)                    450,000
                 28,000   Cost Plus, Inc. (3)                         1,274,000
                 15,500   Men's Wearhouse, Inc. (3)                     395,250
                                                                ----------------
                                                                      2,119,250
                                                                ----------------
     TECHNOLOGY SERVICES (23.9%)
                 17,500   BISYS Group, Inc. (3)                       1,023,750
                 11,500   Cais Internet, Inc. (3)                       211,313
                 51,500   Dendrite International, Inc. (3)            1,860,438
                 20,000   Great Plains Software, Inc. (3)               943,750
                 10,000   Inktomi Corp. (3)                           1,305,625
                 30,000   Legato Systems, Inc. (3)                    1,732,500
                 34,300   Pervasive Software, Inc. (3)                  853,212
                  2,500   Priceline.com, Inc. (3)                       288,906
                  6,500   Razorfish, Inc. (3)                           240,906
                 15,000   Sapient Corp. (3)                             849,375
                 20,229   Siebel Systems, Inc. (3)                    1,342,700
                  3,000   VerticalNet, Inc. (3)                         315,000
                 26,000   Whittman-Hart, Inc. (3)                       825,500
                  8,500   Ziff-Davis, Inc. (3)                          221,000
                                                                ----------------
                                                                     12,013,975
                                                                ----------------
     TRANSPORTATION (3.8%)
                 25,000   C.H. Robinson Worldwide, Inc.                 918,750
                  8,000   Eagle USA Airfreight, Inc. (3)                339,500
                 24,000   Expeditors International, Inc.                654,000
                                                                ----------------
                                                                      1,912,250
                                                                ----------------
     UTILITIES (8.0%)
                 26,000   Allegiance Telecom, Inc. (3)                1,426,750
                 12,000   Nextlink Communications (3)                   892,500
                  5,000   Rhythms NetConnections, Inc. (3)              291,875
                 49,000   Transaction Network Svcs., Inc. (3)         1,433,250
                                                                ----------------
                                                                      4,044,375
                                                                ----------------

Total common stocks                                                  48,274,378
                                                                ----------------
         (cost: $31,802,635)

SHORT-TERM SECURITIES (3.0%) (2)
              1,491,000   Sit Money Market Fund, 4.56% (6)            1,491,000
                                                                ----------------

         (cost: $1,491,000)

Total investments in securities
         (cost: $33,293,635) (7)                                    $49,765,378
                                                                ================

              See accompanying notes to portfolios of investments.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

SIT SCIENCE AND TECHNOLOGY GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  EUGENE C. SIT, CFA
           SENIOR PORTFOLIO MANAGER

     The Sit Science and Technology Fund posted a positive return of +29.4% for the year ended June 30, 1999. The +32.5% annualized return since inception is in excess of broad market averages. For example, the comparable S&P 500 return for the same eighteen-month period was +27.8%

     The Fund lagged behind the Pacific Stock Exchange Technology 100 Index
(PSE) due to the Index's disproportionate contribution from Internet securities and the Fund's commitment to the health care sector. At the end of June, health care stocks represented 24% of the portfolio compared to an estimated 15% health care weight for the Index. During the past twelve months, health care holdings have averaged approximately 33% of the portfolio. While we believe there are many promising long-term investments within the health care sector, these stocks have lagged behind the technology sector performance within the Fund over the last twelve months. This relative underperformance has led to compelling valuations for health care issues, and the Fund will continue to pursue opportunities in this sector.

     As of June 30th, the Fund was 99% invested in equity securities, up from 96% last year. The most significant sector change was related to a shift from the technology services sector to the electronic technology sector. Since lingering fears of a Year 2000-related slowdown may weigh down the performance of technology service companies, total or partial sales were made in shares of Computer Associates, Cadence Design, Intelligroup, Peoplesoft, and Security Dynamics. Improving fundamentals in the telecommunications and semiconductor industries led to increased weightings within the electronic technology and utilities sectors through the purchase of Applied Micro Circuits, Jabil Circuit, Motorola, Nokia, PMC-Sierra, Teradyne, Vitesse Semiconduictor, and MCI Worldcom.

     Earnings for the stocks in the Fund are expected to grow +26% in 1999 and +32% over the next five years. Despite growth rates of more than two and one-half times the market, valuations do not appear excessive. The price-to-earnings ratio for the Fund currently stands at 39 times 2000 earnings, and the comparable ratio for the S&P 500 is 26 times earnings. Based on the strong earnings growth and attractive relative valuations, we continue to be optimistic about the outlook for companies in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 6/30/99:    $15.23 Per Share
                                    6/30/98:    $11.77 Per Share

                           Total Net Assets:    $14.2 Million

                Weighted Average Market Cap:    $70.9 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                   [BAR CHART]

                        Electronic Technology    49.7
                            Health Technology    23.5
                          Technology Services    22.7
                                    Utilities     3.5
                      Cash & Other Net Assets     0.6

                       AVERAGE ANNUAL TOTAL RETURNS*            CUMULATIVE TOTAL RETURNS*
                    ----------------------------------     ----------------------------------
                                         Pacific Stock                          Pacific Stock
                    Science and            Exchange        Science and            Exchange
                    Technology            Technology       Technology            Technology
                    Growth Fund           100 Index        Growth Fund            100 Index
                    ----------------------------------     ----------------------------------
3 Months               10.36%               20.62%           10.36%                 20.62%
  (not annualized)
1 Year                 29.40                73.40            29.40                  73.40
Inception              32.48                62.36            52.30                 106.46
  (12/31/97)

*As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/99 would have grown to $15,230 in the Fund, or $20,646 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                     *  Microsoft Corp.
                     *  International Business Machines Corp.
                     *  Cisco Systems, Inc.
                     *  Biogen, Inc.
                     *  Tellabs, Inc.
                     *  Vitesse Semiconductor Corp.
                     *  Inktomi Corp.
                     *  Unisys Corp.
                     *  Intel Corp.
                     *  Applied Micro Circuits Corp.

                          Total number of holdings: 55

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%) (2)

   ELECTRONIC TECHNOLOGY (49.7%)
            5,500   ADC Telecommunications, Inc. (3)                   $250,594
            5,500   Analog Devices, Inc. (3)                            276,031
            4,000   Applied Micro Circuits Corp. (3)                    329,000
            8,000   Cisco Systems, Inc. (3)                             516,000
            3,750   Comverse Technology, Inc. (3)                       283,125
            6,000   Dell Computer Corp. (3)                             222,000
            5,600   EMC Corp. (3)                                       308,000
            6,000   Intel Corp.                                         357,000
            4,000   International Business Machines Corp.               517,000
            5,000   Jabil Circuit, Inc. (3)                             225,625
            2,000   Lexmark International Group, Inc. (3)               132,125
            4,000   Lucent Technologies, Inc.                           269,750
            3,000   Motorola, Inc.                                      284,250
            3,000   Nokia Corp., A.D.R.                                 274,688
            5,000   PMC-Sierra, Inc. (3)                                294,687
            4,000   RF Micro Devices, Inc. (3)                          298,500
            5,000   SDL, Inc. (3)                                       255,312
            3,000   Synopsys, Inc. (3)                                  165,562
            6,500   Tellabs, Inc. (3)                                   439,156
            4,000   Teradyne, Inc. (3)                                  287,000
           10,000   Unisys Corp. (3)                                    389,375
            6,500   Vitesse Semiconductor Corp. (3)                     438,344
            4,000   Xerox Corp.                                         236,250
                                                               -----------------
                                                                      7,049,374
                                                               -----------------
   HEALTH TECHNOLOGY (23.5%)
            8,000   Biogen, Inc. (3)                                    514,500
            4,000   Bristol Myers Squibb Co.                            281,750
            8,000   Elan Corp., A.D.R. (3)                              222,000
            7,000   Guilford Pharmaceuticals, Inc. (3)                   89,250
            2,000   IDEC Pharmaceuticals Corp. (3)                      154,125
            2,000   Immunex Corp. (3)                                   254,875
            2,000   Johnson & Johnson Co.                               196,000
            2,000   MedImmune, Inc. (3)                                 135,500
            3,000   Medtronic, Inc.                                     233,625
            4,000   Merck & Co., Inc.                                   296,000
            3,000   Novoste Corp. (3)                                    63,000
            5,000   Protein Design Labs (3)                             110,937
            2,300   Pfizer, Inc.                                        252,425
            3,000   Schering-Plough Corp.                               159,000
            2,000   Sepracor, Inc. (3)                                  162,500
            3,000   Warner Lambert Co.                                  208,125
                                                               -----------------
                                                                      3,333,612
                                                               -----------------

--------------------------------------------------------------------------------
QUANTITY/PAR($)     NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------

   TECHNOLOGY SERVICES (22.5%)
            2,200   America Online, Inc. (3)                            243,100
            2,600   At Home Corp. (3)                                   140,238
            5,000   BMC Software, Inc. (3)                              270,000
            4,500   Check Point Software Technology (3)                 241,312
            4,500   Compuware Corp. (3)                                 143,156
            7,500   Dendrite International, Inc. (3)                    270,938
            4,000   I2 Technologies, Inc. (3)                           172,000
            3,000   Inktomi Corp. (3)                                   391,688
            5,500   Legato Systems, Inc. (3)                            317,625
            6,000   Microsoft Corp. (3)                                 541,125
            3,000   New Era of Networks, Inc. (3)                       131,813
            4,000   Sterling Commerce, Inc. (3)                         146,000
            6,000   Whittman-Hart, Inc. (3)                             190,500
                                                               -----------------
                                                                      3,199,495
                                                               -----------------
   UTILITIES (3.5%)
            3,500   MCI WorldCom, Inc. (3)                              301,219
            6,000   Qwest Communications Int'l, Inc. (3)                198,375
                                                               -----------------
                                                                        499,594
                                                               -----------------

Total common stocks                                                  14,082,075
                                                               -----------------
   (cost:  $10,462,140)

CONVERTIBLE BONDS  (0.2%) (2)
           50,000   Tecnomatix Technologies Conv.,
                     5.25%, 8/15/04 (4) (5)                              34,875
                                                               -----------------
   (cost:  $48,477)

SHORT-TERM SECURITIES (0.8%) (2)
          120,000   Sit Money Market Fund, 4.56% (6)                    120,000
                                                               -----------------
   (cost:  $120,000)

Total investments in securities
   (cost:  $10,630,617) (7)                                         $14,236,950
                                                               =================

              See accompanying notes to portfolios of investments.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ANDREW B. KIM, CFA

     During the June quarter, the Sit Developing Markets Growth Fund (up +29.1%) outperformed both the MSCI Emerging Markets Free Index (up +23.6%) and the Lipper Emerging Markets Index (up +25.2%), reflecting the sizable positive returns of the holdings in the Asian markets. At the end of June, equity holdings in Asia increased to 58.1% of the net assets vs. 41.3% for the Index. Weightings increased sharply from a year ago in Taiwan (13.2% vs. 8.4%), South Korea (11.9% vs. 3.7%), and Singapore (10.9% vs. 6.3%) because of a continued focus on the electronics sector's contract manufacturers.

     The Fund's 1-year return, however, was less favorable increasing +10.3% compared with the MSCI Emerging Markets Free Index benchmark gain of +25.2% and the Lipper Emerging Market Index return of +19.0%. The underperformance relative to the indices was in large part the result of our underweight in Mexico, South Korea, and Greece as well as our lack of interest rate sensitive financial and property sector exposures in Asia early in the year. Our exposure in some non-index countries and our high cash position also hurt performance.

     The overall Latin American weighting as of June 30th stood at 15.5% vs. 30.4% for the Index. In Latin America, the Fund's holdings continue to be concentrated in Mexico (11.3% vs. 11.9%) based on its promising corporate earnings outlook. The removal of near-term uncertainties over immediate U.S. interest rate increases and higher oil prices should benefit emerging markets in general. Specifically, Mexico should more fully benefit from strong NAFTA economies. Brazil, however, is substantially underweight (3.0% vs. the Index's 8.7%) due to structural weakness stemming from its domestic fiscal problems.

     Emerging-Europe, Middle East and Africa holdings were underweighted at 18.4% vs. 28.3%. The Fund continued to overweight Israel (4.4% vs. 2.9%) and underweight South Africa (2.5% vs. 11.0%). Greece was the largest weighting (7.1% vs. 6.1%).

     Among new additions in the Fund's holdings were Korea Telecom, Development Bank of Singapore, Hana Microelectronics in Thailand, Comverse Technology in Israel, Philippine Long Distance Telephone in addition to Delta Dairy in Greece.

     We believe the favorable liquidity conditions in Asia should continue in the second half, aided by the increased current account surplus, foreign direct investment, lower interest rates and stable currencies. In addition, we look for Japan's improving business conditions and strong currency to contribute to Asia's economic recovery.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:     $ 9.98 Per Share
                                  6/30/98:     $ 9.05 Per Share

                         Total Net Assets:     $11.3 Million

              Weighted Average Market Cap:     $32.1 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                   [BAR CHART]

                              SIT DEVELOPING            MSCI Emerging
                            MARKETS GROWTH FUND      Markets Free Index

                        Asia       58.1                     41.3
               Latin America       15.5                     30.4
                      Europe       11.5                     13.4
          Africa/Middle East        6.9                     14.9
               North America        0.9                      0.0
     Cash & Other Net Assets        7.1                      0.0

                             AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                      --------------------------------------------    --------------------------------------------
                      Developing         MSCI           Lipper        Developing         MSCI           Lipper
                        Markets    Emerging Markets    Emerging         Markets    Emerging Markets    Emerging
                      Growth Fund     Free Index     Markets Index    Growth Fund     Free Index     Markets Index
                      -----------  ----------------  -------------    -----------  ----------------  -------------
  3 Months               29.11%         23.62%          25.17%          29.11%           23.62%          25.17%
     (not annualized)
  1 Year                 10.28          25.20           19.04           10.28            25.20           19.04
  3 Year                 -3.01          -6.18           -4.39           -8.76           -17.41          -12.59
  Inception               0.11          -2.89           -1.06            0.53           -13.64           -5.18
    (7/1/94)

* As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                   [BAR CHART]

                                    Utilities    38.4
                        Electronic Technology    29.9
                                 Retail Trade     9.4
                                      Finance     7.4
                          Industrial Services     3.1
                          Technology Services     2.5
                        Consumer Non-Durables     1.4
                            Consumer Services     0.8
                      Cash & Other Net Assets     7.1


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/99 would have grown to $10,053 in the Fund or $8,636 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

SIT DEVELOPING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999


                               10 LARGEST HOLDINGS

               *  Hon Hai Precision Industry
               *  Advanced Info Services
               *  Telefonos de Mexico, A.D.R.
               *  Samsung Electronics
               *  Cifra, S.A.
               *  Datacraft Asia, Ltd.
               *  Korea Electric Power, A.D.R.
               *  Dimension Data Holdings, Ltd.
               *  Philippine Long Distance Telephone Co., A.D.R.
               *  Venture Manufacturing, Ltd.

                          Total number of holdings: 46


--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)(2)

  AFRICA/ MIDDLE EAST (6.9%)
    ISRAEL (4.4%)
            2,500   Gilat Satellite Networks, Ltd., A.D.R.
                      (Electronic Technology) (3)                      $131,250
            8,600   Nice Systems, Ltd., A.D.R. (Electronic
                      Technology ) (3)                                  237,038
            1,700   Comverse Technology, Inc. (Electronic
                      Technology) (3)                                   128,350
                                                                   -------------
                                                                        496,638
                                                                   -------------
    SOUTH AFRICA (2.5%)
           64,800   Dimension Data Holdings, Ltd.
                      (Technology Services)                             286,735
                                                                   -------------
  ASIA (58.1%)
    HONG KONG (6.5%)
           13,000   Cheung Kong Hldgs., Ltd. (Indus. Svcs.)             115,614
          640,000   China Hong Kong Photo Products Hldgs.,
                      Ltd. (Retail Trade)                               102,287
           74,000   China Telecom (Utilities)                           205,540
           48,000   Citic Pacific, Ltd. (Utilities)                     153,120
            4,400   HSBC Holdings, p.l.c. (Finance)                     160,493
                                                                   -------------
                                                                        737,054
                                                                   -------------
    INDONESIA (1.6%)
          258,000   PT Ramayana Lestari (Retail Trade)                  182,556
                                                                   -------------

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------

    PHILIPPINES (5.3%)
        2,343,000   Digital Telecom Philippines (Utilities) (3)         144,090
          173,000   Jollibee Foods Co. (Warrants) (Consumer
                      Services) (3)(4)(5)                                88,660
            9,200   Philippine Long Distance Telephone Co.,
                      A.D.R. (Utilities)                                277,150
          424,000   SM Prime Holdings, Inc. (Retail Trade)               95,832
                                                                   -------------
                                                                        605,732
                                                                   -------------
    SINGAPORE (10.9%)
           60,000   Avimo Group, Ltd.  (Electronic Tech.)                97,650
           95,000   Datacraft Asia, Ltd. (Electronic Tech.)             414,200
           19,000   Development Bank of Singapore, Ltd.
                      (Finance)                                         232,197
           51,000   Natsteel Electronics, Ltd. (Electronic
                      Technology)                                       223,237
           35,000   Venture Mfg., Ltd. (Electronic Tech.)               269,389
                                                                   -------------
                                                                      1,236,673
                                                                   -------------
    SOUTH KOREA (11.9%)
           20,000   Korea Electric Power, A.D.R. (Utilities)            410,000
            3,000   Korea Telecom Corporation (Utilities)               199,050
            6,000   Korea Telecom Corp., A.D.R. (Utilities) (3)         240,000
            4,564   Samsung Electronics (Electronic
                      Technology)                                       500,758
                                                                   -------------
                                                                      1,349,808
                                                                   -------------
    TAIWAN (13.2%)
           75,698   Chroma Ate, Inc. (Electronic Technology) (3)        221,469
           74,200   Hon Hai Precision Industry (Electronic
                      Technology) (3)                                   670,786
           69,000   President Chain Store Corp. (Retail Trade)          233,916
           64,000   Phoenixtec Power Co. (Elec. Tech.) (3)              127,802
           62,730   Taiwan Semiconductor Co. (Electronic
                      Technology) (3)                                   239,850
                                                                   -------------
                                                                      1,493,823
                                                                   -------------
    THAILAND (8.7%)
           48,800   Advanced Info Services (Utilities)                  661,695
           54,000   Bangkok Bank (Finance)                              202,088
           42,000   Hana Microelectronics Public Co., Ltd.
                      (Electronic Technology)                           126,427
                                                                   -------------
                                                                        990,210
                                                                   -------------
  EUROPE (11.5%)
    GREECE (7.1%)
            3,937   Alpha Credit Bank (Finance)                         253,476
            3,000   Delta Dairy S.A. (Consumer Non-Durables)             58,468
           11,700   Hellenic Telecommunications
                      Organization (Utilities)                          250,476
           10,250   Panafon Telecom (Utilities) (3)                     246,904
                                                                   -------------
                                                                        809,324
                                                                   -------------

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------

    PORTUGAL (2.0%)
            5,500   Portugal Telecom, A.D.R. (Utilities)                226,531
                                                                   -------------

    SPAIN (2.4%)
            1,815   Telefonica, A.D.R. (Utilities)                      266,970
                                                                   -------------

  LATIN AMERICA (15.5%)
    ARGENTINA (1.2%)
            4,200   Telefonica de Argentina, A.D.R. (Utilities)         131,775
                                                                   -------------

    BRAZIL (3.0%)
            6,500   Cemig, A.D.R. (Utilities)                           137,995
            1,800   Tele Centro Sul Participacoes S.A.,
                      A.D.R. (Utilities)                                 99,900
            4,400   Telesp Participacoes S.A., A.D.R.
                      (Utilities) (3)                                   100,650
                                                                   -------------
                                                                        338,545
                                                                   -------------
    MEXICO (11.3%)
          223,700   Cifra S.A. (Retail Trade)                           445,740
            5,000   Coca Cola Femsa S.A., A.D.R. (Consumer
                      Non-Durables)                                      96,875
           55,700   Corporacion GEO - B
                      (Industrial Services) (3)                         236,142
            6,200   Telefonos de Mexico, A.D.R. (Utilities)             501,038
                                                                   -------------
                                                                      1,279,795
                                                                   -------------

  NORTH AMERICA (0.9%)
    CANADA (0.9%)
            5,800   Telesystems Int'l. Wireless, Inc.
                     (Utilities) (3)                                    104,309
                                                                   -------------


Total common stocks                                                  10,536,478
                                                                   -------------
        (cost:  $7,751,078)

SHORT-TERM SECURITIES (9.6%) (2)
            1,088,000   Sit Money Market Fund, 4.56% (6)              1,088,000
                                                                   -------------

        (cost:  $1,088,000)

Total investments in securities
        (cost:  $8,839,078) (7)                                     $11,624,478
                                                                   =============

              See accompanying notes to portfolios of investments.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Securities sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors".

(5) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these these securities at June 30, 1999, is $88,660 and $34,875 in Developing Markets Growth and Science and Technology Growth Funds, respectively, which represents 0.8% and 0.2% of the Funds' net assets, respectively. The following table summarizes the purchase date(s) and cost basis of these securities:

                                                            Purchase
Fund                                   Security              Date(s)         Shares/Par       Cost Basis
----------------------------------  ------------------  ----------------   --------------   --------------
Developing Markets Growth           Jollibee Foods        3/98 - 12/98        173,000           77,228
Science and Technology Growth       Tecnomatix Tech.          1/98             50,000           48,477

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At June 30, 1999, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                    LARGE CAP          REGIONAL          MID CAP
                                                   BALANCED          GROWTH             GROWTH            GROWTH
                                                     FUND             FUND               FUND              FUND
                                                -------------     -------------     -------------     -------------
Cost for federal income tax purposes            $  10,534,649     $  94,434,800     $   5,937,382     $ 234,957,758
                                                =============     =============     =============     =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation          $   2,204,615     $  46,000,133     $   1,681,551     $ 138,205,691
         Gross unrealized depreciation               (144,106)       (1,240,300)          (98,190)       (1,784,741)
                                                -------------     -------------     -------------     -------------

Net unrealized appreciation                     $   2,060,509     $  44,759,833     $   1,583,361     $ 136,420,950
                                                =============     =============     =============     =============

                                                                                     SCIENCE AND        DEVELOPING
                                                INTERNATIONAL       SMALL CAP        TECHNOLOGY          MARKETS
                                                   GROWTH            GROWTH            GROWTH             GROWTH
                                                    FUND              FUND              FUND               FUND
                                                -------------     -------------     -------------     -------------

Cost for federal income tax purposes            $  62,212,159     $  33,293,635     $  10,658,918     $   8,839,078
                                                =============     =============     =============     =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation          $  33,093,304     $  17,539,502     $   3,879,914     $   2,978,423
         Gross unrealized depreciation               (276,311)       (1,067,759)         (301,882)         (193,023)
                                                -------------     -------------     -------------     -------------

Net unrealized appreciation                     $  32,816,993     $  16,471,743     $   3,578,032     $   2,785,400
                                                =============     =============     =============     =============

(8) Medium-term debt security whose return is linked to the performance of the common stock of Sony Corporation. The security is subject to price fluctuations of the Sony Corporation common stock, up to a limit of 130% of its level at issue date (May 8, 1999), without being affected by changes in the yen/U.S. dollar exchange rate. The quarterly interest payment for each unit is based on the U.S. dollar equivalent market value of 20 shares of Sony Corp. common stock on issue date.

SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - JUNE 30, 1999

                                                                  LARGE CAP          REGIONAL           MID CAP
                                               BALANCED            GROWTH             GROWTH             GROWTH
ASSETS                                           FUND               FUND               FUND               FUND
                                           ---------------    ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                        $    10,523,530    $    94,415,041    $     5,920,358    $   232,941,626
                                           ===============    ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for
    detail                                 $    12,595,158    $   139,194,633    $     7,520,743    $   371,378,708
Cash in bank on demand
    deposit                                          3,982                837              2,769              1,321
Receivables:
    Dividends and accrued interest                  57,528             75,303              4,506            129,871
    Fund shares sold                                 8,917             43,023                138          2,410,671
    Investment securities sold                     156,774          3,370,949                 --          6,094,118
    Unrealized appreciation on foreign
       currency contracts held (Note 1)                 --                 --                 --                 --
    Other receivables                                   --             30,301              1,374             13,006
                                           ---------------    ---------------    ---------------    ---------------

           Total assets                         12,822,359        142,715,046          7,529,530        380,027,695
                                           ---------------    ---------------    ---------------    ---------------

LIABILITIES
Payables:
    Investment securities purchased                697,956          2,267,673                 --          4,217,033
    Fund shares redeemed                             2,584             79,537                 33            179,627
    Accrued investment management
       and advisory services fee                     9,420            110,140              5,889            288,457
    Other payables                                      36                 --                 --                 --
                                           ---------------    ---------------    ---------------    ---------------

           Total liabilities                       709,996          2,457,350              5,922          4,685,117
                                           ---------------    ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock                   12,112,363        140,257,696          7,523,608        375,342,578
                                           ===============    ===============    ===============    ===============

Capital stock
    Par                                    $         0.001    $         0.001    $         0.001    $         0.001

    Authorized shares                       10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                             697,061          2,654,228            571,098         25,812,041
                                           ===============    ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock              $         17.38    $         52.84    $         13.17    $         14.54
                                           ===============    ===============    ===============    ===============

                                                                                   SCIENCE AND         DEVELOPING
                                            INTERNATIONAL        SMALL CAP         TECHNOLOGY           MARKETS
                                               GROWTH             GROWTH             GROWTH              GROWTH
                                                FUND               FUND               FUND                FUND
                                           ---------------    ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                        $    61,158,697    $    33,293,635    $    10,630,617    $     8,839,078
                                           ===============    ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for
    detail                                 $    95,029,152    $    49,765,378    $    14,236,950    $    11,624,478
Cash in bank on demand
    deposit                                            634            366,851                307              4,807
Receivables:
    Dividends and accrued interest                 158,662             10,784              5,133              9,736
    Fund shares sold                                21,626            121,789                874             47,287
    Investment securities sold                          --            185,615             36,138            275,051
    Unrealized appreciation on foreign
       currency contracts held (Note 1)                 --                 --                 --                301
    Other receivables                               22,865                 --                 --              5,119
                                           ---------------    ---------------    ---------------    ---------------

           Total assets                         95,232,939         50,450,417         14,279,402         11,966,779
                                           ---------------    ---------------    ---------------    ---------------

LIABILITIES
Payables:
    Investment securities purchased                 78,435             56,500             68,711            490,538
    Fund shares redeemed                            57,474                 --                 --            121,635
    Accrued investment management
       and advisory services fee                   114,810             56,172             13,852             16,860
    Other payables                                      --              3,148              3,174                 --
                                           ---------------    ---------------    ---------------    ---------------

           Total liabilities                       250,719            115,820             85,737            629,033
                                           ---------------    ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock                   94,982,220         50,334,597         14,193,665         11,337,746
                                           ===============    ===============    ===============    ===============

Capital stock
    Par                                    $         0.001    $         0.001    $         0.001    $         0.001

    Authorized shares                       10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                           5,060,826          2,753,954            932,227          1,135,889
                                           ===============    ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock              $         18.77    $         18.28    $         15.23    $          9.98
                                           ===============    ===============    ===============    ===============


                 See accompanying notes to financial statements.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - YEAR ENDED JUNE 30, 1999

                                                                     LARGE CAP        REGIONAL         MID CAP
                                                     BALANCED         GROWTH           GROWTH           GROWTH
                                                       FUND            FUND             FUND             FUND
                                                   ------------    ------------     ------------     ------------
INVESTMENT INCOME:
     INCOME:
         Dividends                                 $     49,858    $    744,174     $     39,449     $  1,013,159
         Interest                                       212,293         389,174           17,599          863,486
                                                   ------------    ------------     ------------     ------------
                Total income                            262,151       1,133,348           57,048        1,876,645
                                                   ------------    ------------     ------------     ------------

     EXPENSES (NOTE 3):
         Investment management and
             advisory services fee                       86,957       1,250,402           74,226        4,328,283
             Less fees and expenses absorbed
                by investment adviser                        --              --          (14,845)        (865,657)
                                                   ------------    ------------     ------------     ------------

             Total net expenses                          86,957       1,250,402           59,381        3,462,626
                                                   ------------    ------------     ------------     ------------

             Net investment income (loss)               175,194        (117,054)          (2,333)      (1,585,981)
                                                   ------------    ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
         Net realized gain (loss) (note 2)              591,404      17,648,687         (111,164)      25,382,637
         Net change in unrealized appreciation
             (depreciation) on investments              205,945       2,230,110        1,187,711       (2,614,204)
         Realized gain (loss) on foreign
             currency transactions                           --              --               --               --
         Net change in unrealized appreciation
             (depreciation) on foreign currency
             transactions (note 3)                           --              --               --               --
                                                   ------------    ------------     ------------     ------------

             Net gain (loss) on investments             797,349      19,878,797        1,076,547       22,768,433
                                                   ------------    ------------     ------------     ------------

Net increase (decrease) in net assets
     resulting from operations                     $    972,543    $ 19,761,743     $  1,074,214     $ 21,182,452
                                                   ============    ============     ============     ============

-----------------

                                                                                      SCIENCE AND      DEVELOPING
                                                   INTERNATIONAL      SMALL CAP       TECHNOLOGY         MARKETS
                                                      GROWTH           GROWTH           GROWTH           GROWTH
                                                       FUND             FUND             FUND             FUND
                                                   ------------     ------------     ------------     ------------
INVESTMENT INCOME:
     INCOME:
         Dividends *                               $    824,377     $     92,922     $     22,201     $    110,293
         Interest                                       229,612           97,071           24,172           92,885
                                                   ------------     ------------     ------------     ------------
                Total income                          1,053,989          189,993           46,373          203,178
                                                   ------------     ------------     ------------     ------------

     EXPENSES (NOTE 3):
         Investment management and
             advisory services fee                    1,718,057          683,493          132,050          208,718
             Less fees and expenses absorbed
                by investment adviser                  (325,038)              --          (22,008)              --
                                                   ------------     ------------     ------------     ------------

             Total net expenses                       1,393,019          683,493          110,042          208,718
                                                   ------------     ------------     ------------     ------------

             Net investment income (loss)              (339,030)        (493,500)         (63,669)          (5,540)
                                                   ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
         Net realized gain (loss) (note 2)            2,669,179       (3,899,846)        (316,306)      (2,762,417)
         Net change in unrealized appreciation
             (depreciation) on investments            2,467,482        6,980,637        2,941,239        3,644,737
         Realized gain (loss) on foreign
             currency transactions                       75,709               --               --          (33,292)
         Net change in unrealized appreciation
             (depreciation) on foreign currency
             transactions (note 3)                        1,383               --               --             (726)
                                                   ------------     ------------     ------------     ------------

             Net gain (loss) on investments           5,213,753        3,080,791        2,624,933          848,302
                                                   ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
     resulting from operations                     $  4,874,723     $  2,587,291     $  2,561,264     $    842,762
                                                   ============     ============     ============     ============

-----------------

     * Dividends are net of foreign withholding tax of $2,261 and $90,652 in the Developing Markets Growth Fund and International Growth Fund, respectively.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          BALANCED                            LARGE CAP
                                                                            FUND                             GROWTH FUND
                                                               -------------------------------     -------------------------------

                                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                  JUNE 30,          JUNE 30,          JUNE 30,          JUNE 30,
                                                                    1999              1998              1999              1998
                                                               -------------     -------------     -------------     -------------
OPERATIONS:
     Net investment income (loss)                              $     175,194     $     131,419     $    (117,054)    $      50,303
     Net realized gain (loss) on investments                         591,404           548,219        17,648,687        12,220,496
     Net change in unrealized appreciation
        (depreciation) on investments                                205,945           624,195         2,230,110        14,921,853
     Net realized gain (loss) on foreign currency transactions            --                 5                --               (46)
     Net change in unrealized appreciation (depreciation) on
        foreign currency transactions                                     --                --                --                83
                                                               -------------     -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
           operations                                                972,543         1,303,838        19,761,743        27,192,689
                                                               -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                          (147,000)         (127,000)          (17,000)         (132,500)
     Net realized gains on investments                              (350,000)         (443,000)       (9,200,000)       (7,922,500)
                                                               -------------     -------------     -------------     -------------

        Total distributions                                         (497,000)         (570,000)       (9,217,000)       (8,055,000)
                                                               -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                     6,001,022         2,008,168        55,525,759        35,549,440
     Reinvested distributions                                        491,654           567,624         9,042,427         7,865,696
     Payments for shares redeemed                                 (2,277,394)         (991,255)      (52,351,385)      (17,283,050)
                                                               -------------     -------------     -------------     -------------
        Increase (decrease) in net assets from
           capital share transactions                              4,215,282         1,584,537        12,216,801        26,132,086
                                                               -------------     -------------     -------------     -------------

           Total increase in net assets                            4,690,825         2,318,375        22,761,544        45,269,775
NET ASSETS
     Beginning of period                                           7,421,538         5,103,163       117,496,152        72,226,377
                                                               -------------     -------------     -------------     -------------
     End of period                                             $  12,112,363     $   7,421,538     $ 140,257,696     $ 117,496,152
                                                               =============     =============     =============     =============
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus)                   $   9,446,131     $   5,230,849     $  88,440,137     $  66,308,638
     Undistributed (distributions in excess of) net
        investment income                                             63,689            35,495                --            17,320
     Accumulated net realized gain (loss) from
        security transactions and foreign
        currency transactions                                        530,915           289,511         7,037,967         8,620,712
     Unrealized appreciation (depreciation) on investments         2,071,628         1,865,683        44,779,592        42,549,482
     Unrealized appreciation (depreciation) on foreign
        currency transactions                                             --                --                --                --
                                                               -------------     -------------     -------------     -------------

                                                               $  12,112,363     $   7,421,538     $ 140,257,696     $ 117,496,152
                                                               =============     =============     =============     =============

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                            359,829           129,469         1,156,108           796,463
     Reinvested distributions                                         30,798            38,770           198,041           199,890
     Redeemed                                                       (138,578)          (65,109)       (1,081,277)         (403,112)
                                                               -------------     -------------     -------------     -------------

Net increase (decrease)                                              252,049           103,130           272,872           593,241
                                                               =============     =============     =============     =============

* Period since commencement of operations (12/31/97)

           REGIONAL                           MID CAP                        INTERNATIONAL                      SMALL CAP
         GROWTH FUND                        GROWTH FUND                       GROWTH FUND                      GROWTH FUND
------------------------------    ------------------------------    ------------------------------    -----------------------------
                   SIX MONTHS
  YEAR ENDED          ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
   JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,        JUNE 30,
     1999            1998 *            1999             1998             1999             1998             1999            1998
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$      (2,333)   $       8,500    $  (1,585,981)   $  (1,634,045)   $    (339,030)   $     120,344    $    (493,500)  $    (466,768)
     (111,164)          26,658       25,382,637       82,862,743        2,669,179        6,485,017       (3,899,846)     10,959,585

    1,187,711          412,674       (2,614,204)        (831,087)       2,467,482          874,697        6,980,637      (3,664,222)
           --               --               --               --           75,709          831,317               --              --

           --               --               --               --            1,383         (805,596)              --              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


    1,074,214          447,832       21,182,452       80,397,611        4,874,723        7,505,779        2,587,291       6,828,595
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

      (12,000)              --               --               --         (284,000)        (159,683)              --              --
           --               --      (59,500,000)     (46,136,334)      (5,500,000)      (3,469,317)      (7,700,000)     (2,211,000)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

      (12,000)               0      (59,500,000)     (46,136,334)      (5,784,000)      (3,629,000)      (7,700,000)     (2,211,000)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

    3,331,498        4,764,788      430,451,763      327,420,150       74,962,278       97,772,151       27,461,865      86,265,023
       11,188               --       56,956,588       43,699,380        5,530,038        3,462,126        7,467,439       2,167,174
   (1,863,065)        (230,847)    (478,075,695)    (387,596,125)     (84,321,667)    (104,669,312)     (36,954,369)    (93,935,313)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


    1,479,621        4,533,941        9,332,656      (16,476,595)      (3,829,351)      (3,435,035)      (2,025,065)     (5,503,116)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

    2,541,835        4,981,773      (28,984,892)      17,784,682       (4,738,628)         441,744       (7,137,774)       (885,521)

    4,981,773                0      404,327,470      386,542,788       99,720,848       99,279,104       57,472,371      58,357,892
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$   7,523,608    $   4,981,773    $ 375,342,578    $ 404,327,470    $  94,982,220    $  99,720,848    $  50,334,597   $  57,472,371
=============    =============    =============    =============    =============    =============    =============   =============

$   6,007,729    $   4,533,941    $ 212,221,226    $ 204,046,842    $  59,465,815    $  63,131,461    $  37,762,700   $  40,267,154

           --            8,500               --               --          552,506          284,937               --              --


      (84,506)          26,658       24,684,270       59,229,342        1,100,069        4,909,485       (3,899,846)      7,714,111
    1,600,385          412,674      138,437,082      141,051,286       33,870,455       31,402,973       16,471,743       9,491,106

           --               --               --               --           (6,625)          (8,008)              --              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

$   7,523,608    $   4,981,773    $ 375,342,578    $ 404,327,470    $  94,982,220    $  99,720,848    $  50,334,597   $  57,472,371
=============    =============    =============    =============    =============    =============    =============   =============


      289,865          463,573       31,884,953       20,467,307        4,137,747        5,340,368        1,551,586       4,344,293
          979               --        4,770,255        3,101,446          317,635          213,976          509,720         118,231
     (162,044)         (21,275)     (35,369,826)     (24,097,062)      (4,605,179)      (5,690,151)      (2,131,506)     (4,726,969)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

      128,800          442,298        1,285,382         (528,309)        (149,797)        (135,807)         (70,200)       (264,445)
=============    =============    =============    =============    =============    =============    =============   =============

                 See accompanying notes to financial statements.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           SCIENCE AND
                                                                            TECHNOLOGY                    DEVELOPING MARKETS
                                                                           GROWTH FUND                        GROWTH FUND
                                                                  -----------------------------     -----------------------------
                                                                                    SIX MONTHS
                                                                   YEAR ENDED          ENDED         YEAR ENDED       YEAR ENDED
                                                                    JUNE 30,          JUNE 30,        JUNE 30,         JUNE 30,
                                                                      1999             1998 *           1999             1998
                                                                  ------------     ------------     ------------     ------------
OPERATIONS:
     Net investment income (loss)                                 $    (63,669)    $     (3,908)    $     (5,540)    $    (72,297)
     Net realized gain (loss) on investments                          (316,306)         (44,932)      (2,762,417)        (532,256)
     Net change in unrealized appreciation
        (depreciation) on investments                                2,941,239          665,094        3,644,737       (4,417,826)
     Net realized gain (loss) on foreign currency transactions              --               --          (33,292)         (20,693)
     Net change in unrealized appreciation (depreciation) on
        foreign currency transactions                                       --               --             (726)             550
                                                                  ------------     ------------     ------------     ------------

        Net increase (decrease) in net assets resulting from
           operations                                                2,561,264          616,254          842,762       (5,042,522)
                                                                  ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                  --               --               --          (13,900)
     Net realized gains on investments                                      --               --               --               --
                                                                  ------------     ------------     ------------     ------------

        Total distributions                                                  0                0                0          (13,900)
                                                                  ------------     ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                       9,619,464        4,529,940       11,372,665       10,606,901
     Reinvested distributions                                               --               --               --           13,512
     Payments for shares redeemed                                   (2,845,402)        (287,855)     (12,382,569)     (10,848,159)
                                                                  ------------     ------------     ------------     ------------

        Increase (decrease) in net assets from
           capital share transactions                                6,774,062        4,242,085       (1,009,904)        (227,746)
                                                                  ------------     ------------     ------------     ------------

           Total increase in net assets                              9,335,326        4,858,339         (167,142)      (5,284,168)
NET ASSETS
     Beginning of period                                             4,858,339                0       11,504,888       16,789,056
                                                                  ------------     ------------     ------------     ------------
     End of period                                                $ 14,193,665     $  4,858,339     $ 11,337,746     $ 11,504,888
                                                                  ============     ============     ============     ============
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus)                      $ 10,948,570     $  4,238,177     $ 12,251,919     $ 13,300,655
     Undistributed (distributions in excess of) net
        investment income                                                   --               --               --               --
     Accumulated net realized gain (loss) from
        security transactions and foreign
        currency transactions                                         (361,238)         (44,932)      (3,697,984)        (935,567)
     Unrealized appreciation (depreciation) on investments           3,606,333          665,094        2,785,400         (859,337)
     Unrealized appreciation (depreciation) on foreign
        currency transactions                                               --               --           (1,589)            (863)
                                                                  ------------     ------------     ------------     ------------

                                                                  $ 14,193,665     $  4,858,339     $ 11,337,746     $ 11,504,888
                                                                  ============     ============     ============     ============

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                              733,282          439,554        1,343,413          960,282
     Reinvested distributions                                               --               --               --            1,354
     Redeemed                                                         (213,983)         (26,626)      (1,479,311)        (977,683)
                                                                  ------------     ------------     ------------     ------------

Net increase (decrease)                                                519,299          412,928         (135,898)         (16,047)
                                                                  ============     ============     ============     ============

* Period since commencement of operations 912/31/97)

                 See accompanying notes to financial statements.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, Sit Regional, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

--------------------------------------------------------------------------------
FUND                                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.            Maximize long-term capital appreciation
                                       and, secondarily current income.
--------------------------------------------------------------------------------
Mid Cap Growth Fund, Inc.              Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Small Cap Growth                       Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Balanced                               Long-term capital appreciation consistent
                                       with the preservation of principal and to
                                       provide regular income.
--------------------------------------------------------------------------------
International Growth                   Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Developing Markets Growth              Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Regional Growth Fund                   Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Science and Technology Growth Fund     Maximize long-term capital appreciation.
--------------------------------------------------------------------------------

Significant accounting policies followed by the Funds are summarized below:

INVESTMENTS IN SECURITIES

Investments in securities traded on national or international securities exchanges or on the NASDAQ National Market System are valued at the last quoted sales price prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last bid price; foreign securities that are purchased in the form of American Depository Receipts (ADRs) are valued in United States dollars at the latest quoted price on the national securities exchange on which the ADR is traded. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

ILLIQUID SECURITIES

Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 1999, the Developing Markets Growth Fund and Science and Technology Growth Fund held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at June 30, 1999, was $88,660 and $34,875, representing 0.8% and 0.2% of the Fund's net assets, respectively. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

At June 30, 1999, the Developing Markets Growth Fund had entered into a foreign currency exchange contract that obligated the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

DEVELOPING MARKETS GROWTH FUND:

                                                             Unrealized
      Exchange date    Currency to be    Currency to be     appreciation
                         delivered         received        (depreciation)
      -------------------------------------------------------------------

      July 2, 1999        151,720           102,687             $301
                      Canadian Dollar     U.S. Dollar

FEDERAL TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the Fund.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

                               Undistributed    Accumulated
                                net invest.     net realized      Additional
                                  income       gains (losses)   paid-in capital
                               -------------   --------------   ---------------

Developing Markets Growth          5,540            33,292           (38,832)
Small Cap Growth                 493,500           (14,111)         (479,389)
International Growth             890,599        (1,054,304)          163,705
Mid Cap Growth                 1,585,981          (427,709)       (1,158,272)
Regional Growth                    5,833                --            (5,833)
Large Cap Growth                 116,734       (10,031,432)        9,914,698
Science and Technology Growth     63,669                --           (63,669)

The International Growth, Mid Cap Growth, and Small Cap Growth Funds elected to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended June 30, 1998, reduced accumulated net realized gains for tax purposes by $163,703, $427,709, and $14,112, respectively. In addition, included in the Large Cap Growth Fund adjustment is $10,031,752 related to an in-kind distribution.

For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $3,697,984 at June 30, 1999 which, if not offset by subsequent capital gains, will begin to expire in 2004. Also at June 30, 1999, the Small Cap Growth, Science and Technology Growth, and Regional Growth Funds have capital loss carryovers of $3,899,846, $332,937, and $67,482, respectively which, if not offset by subsequent capital gains, will begin to expire in 2007. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryovers are offset or expire.

DISTRIBUTIONS

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Regional Growth, Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

CONCENTRATION OF INVESTMENTS

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 1999, were as follows:

                                             Purchases($)      Proceeds($)
                                             ------------      -----------

      Large Cap Growth Fund                    82,563,058       84,877,677
      Mid Cap Growth Fund                     227,651,096      292,541,983
      Small Cap Growth Fund                    32,060,406       42,966,052
      Balanced Fund                            10,557,501        7,364,947
      International Growth Fund                40,491,233       51,964,476
      Developing Markets Growth Fund            8,575,203        9,190,590
      Regional Growth Fund                      5,044,562        3,851,083
      Science and Technology Growth Fund       11,728,666        4,946,138

NOTE 3 - EXPENSES

INVESTMENT ADVISER

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                             Contractual     Net of Adviser's
                                             Management        Voluntary Fee
                                                 Fee               Waiver
                                             -----------     ----------------

      Large Cap Growth Fund                     1.00%            1.00%
      Mid Cap Growth Fund                       1.25%            1.00%
      Small Cap Growth Fund                     1.50%            1.50%
      Balanced Fund                             1.00%            1.00%
      International Growth Fund                 1.85%            1.50%
      Developing Markets Growth Fund            2.00%            2.00%
      Regional Growth Fund                      1.25%            1.00%
      Science and Technology Growth Fund        1.50%            1.25%

SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

For the period November 1, 1996 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. For the period January 1, 1994 through December 31, 2000, the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. For the period January 1, 1998 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the Fund as set forth above) of the Regional Growth and Science and Technology Growth Fund to 1.00% and 1.25%,

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

respectively, of the Fund's average daily net assets. After December 31, 2000, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. During the period ended December 31, 1999, for the Mid Cap Growth, International Growth, Regional Growth, and Science and Technology Growth Funds, SIA voluntarily absorbed $865,657, $325,038, $14,845 and $22,008, respectively, in expenses that were otherwise payable by the Funds.

As of June 30, 1999, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Regional Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $8,807,000, $3,156,000, $15,042,000, $1,491,000, $365,000, $120,000,
1,088,000, and $1,519,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

INVESTMENT SUB-ADVISER

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $681,189 were paid or payable to SKI for the year ended June 30, 1999.

TRANSACTIONS WITH AFFILIATES

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 1999:

                                                          % Shares
                                               Shares    Outstanding
                                             ---------   -----------

       Large Cap Growth Fund                   476,320      17.95
       Mid Cap Growth Fund                   3,574,953      13.85
       Small Cap Growth Fund                 1,080,271      39.23
       Balanced Fund                           136,323      19.56
       International Growth Fund             1,099,222      21.72
       Developing Markets Growth Fund          229,846      20.23
       Regional Growth Fund                    118,798      20.80
       Science and Technology Growth Fund      229,850      24.66

SIT BALANCED FUND
FINANCIAL HIGHLIGHTS

NOTE 4 - FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated in the following financial highlights for each Fund.

                                                                                   Years Ended June 30,
                                                        ---------------------------------------------------------------------
                                                              1999           1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $ 16.68        $ 14.93       $ 12.57       $ 10.99       $  9.48
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                       .32            .34           .33           .30           .28
    Net realized and unrealized gains
      (losses) on investments                                  1.45           2.99          2.42          1.57          1.50
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                          1.77           3.33          2.75          1.87          1.78
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 (.31)          (.35)         (.32)         (.29)         (.27)
    From realized gains                                        (.76)         (1.23)         (.07)           --            --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.07)         (1.58)         (.39)         (.29)         (.27)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $ 17.38        $ 16.68       $ 14.93       $ 12.57       $ 10.99
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   11.25%         23.95%        22.42%        17.26%        19.16%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $12,112        $ 7,422       $ 5,103       $ 4,062       $ 2,444

RATIOS:
    Expenses to average daily net assets                       1.00%          1.00%         1.00%         1.00%         1.00%
    Net investment income to average daily net assets          2.01%          2.20%         2.48%         2.61%         2.97%
Portfolio turnover rate (excluding short-term securities)     89.37%         62.62%        38.16%       101.37%        50.61%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                          Years Ended June 30,
                                                                   ----------------------------------------------------------------
                                                                       1999        1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                              $  49.34    $  40.39     $  32.75     $  28.38     $  23.89
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                (.04)        .02          .07          .04          .11
   Net realized and unrealized gains
     (losses) on investments                                            6.96       13.17        10.02         6.61         5.88
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                                   6.92       13.19        10.09         6.65         5.99
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                           (.01)       (.07)        (.03)        (.04)        (.09)
   From realized gains                                                 (3.41)      (4.17)       (2.42)       (2.24)       (1.41)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (3.42)      (4.24)       (2.45)       (2.28)       (1.50)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                                    $  52.84    $  49.34     $  40.39     $  32.75     $  28.38
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                            15.10%      35.33%       32.36%       24.48%       26.33%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                         $140,258    $117,496     $ 72,226     $ 53,017     $ 45,211

RATIOS:
   Expenses to average daily net assets                                 1.00%       1.00%        1.00%(2)     1.00%(2)     1.00%(2)
   Net investment income (loss) to average daily net assets            (0.09)%      0.06%        0.20%(2)     0.14%(2)     0.42%(2)
Portfolio turnover rate (excluding short-term securities)              70.51%      43.61%       32.23%       49.99%       67.14%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $50,548, $110,099, and $132,305, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, and 1.35% for the years ended June 30, 1997, 1996, and 1995, respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11%, (.09%), and 0.07%, respectively.

SIT REGIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                          SIX MONTHS
                                                                         YEAR ENDED         ENDED
                                                                          JUNE 30,         JUNE 30,
                                                                            1999            1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                                   $ 11.26         $ 10.00
-----------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                                    (.01)            .02
    Net realized and unrealized gains
      on investments                                                         1.94            1.24
-----------------------------------------------------------------------------------------------------
Total from operations                                                        1.93            1.26
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                               (.02)             --
    From realized gains                                                        --              --
-----------------------------------------------------------------------------------------------------
Total distributions                                                          (.02)            .00
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                                         $ 13.17         $ 11.26
-----------------------------------------------------------------------------------------------------
Total investment return (1)                                                 17.21%          12.60%
-----------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                               $ 7,524         $ 4,982

RATIOS:
    Expenses to average daily net assets                                     1.00% (2)       1.00%(2)
    Net investment income to average net assets                             (0.04)%(2)       0.44%(2)
Portfolio turnover rate (excluding short-term securities)                   68.71%          19.71%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the periods ended June 30, 1999 and 1998, the investment adviser voluntarily absorbed $14,845 and $3,611, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the periods ended June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.29%) and 0.19%, respectively.

SIT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                        Years Ended June 30,
                                                           ------------------------------------------------------------------------
                                                               1999            1998             1997           1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $  16.49        $  15.43        $  15.58        $  13.00     $  11.08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                  (.06)           (.07)           (.03)           (.04)          --
   Net realized and unrealized gains
     (losses) on investments                                      .65            3.15            2.50            4.07         2.96
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             .59            3.08            2.47            4.03         2.96
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                      --              --              --              --           --
   From realized gains                                          (2.54)          (2.02)          (2.62)          (1.45)       (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (2.54)          (2.02)          (2.62)          (1.45)       (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $  14.54        $  16.49        $  15.43        $  15.58     $  13.00
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      6.94%          22.19%          17.23%          33.00%       28.44%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $375,343        $404,327        $386,543        $356,317     $327,879

RATIOS:
   Expenses to average daily net assets                          1.00% (2)       1.00% (2)       0.92% (2)       0.77%        0.83%
   Net investment income (loss) to average daily net assets     (0.46)%(2)      (0.41)%(2)      (0.20)%(2)      (0.23)%       0.02%
Portfolio turnover rate (excluding short-term securities)       68.62%          52.62%          38.66%          50.38%       75.40%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $865,657, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, and 1.09% for the years ended June 30, 1999, 1998 and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.71%), (0.66%) and (0.37%), respectively.

SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                     Years Ended June 30,
                                                          ------------------------------------------------------------------------
                                                                1999          1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                        $  19.14      $  18.57      $  16.29      $  15.71      $  14.87
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                   (.07)          .02           .01           .02           .09
   Net realized and unrealized gains
     on investments                                                .84          1.25          2.70          1.50          1.06
----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                              .77          1.27          2.71          1.52          1.15
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     (.06)         (.03)         (.01)         (.09)         (.04)
   From realized gains                                           (1.08)         (.67)         (.42)         (.85)         (.27)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.14)         (.70)         (.43)         (.94)         (.31)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                              $  18.77      $  19.14      $  18.57      $  16.29      $  15.71
----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       4.51%         7.50%        17.04%        10.21%         7.86%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $ 94,982      $ 99,721      $ 99,279      $ 88,712      $ 68,125

RATIOS:
   Expenses to average daily net assets                           1.50% (2)     1.50%(2)      1.50%(2)      1.50%(2)      1.50%(2)
   Net investment income (loss) to average daily net assets      (0.37)%(2)     0.12%(2)      0.05%(2)      0.13%(2)      0.62%(2)
Portfolio turnover rate (excluding short-term securities)        45.91%        43.74%        41.59%        38.55%        40.42%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 1999, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $325,038, $338,651, $306,575, $269,556, and $228,795, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the years ended June 30, 1999, 1998, 1997, 1996, and 1995, and the ratio of net investment income (loss) to average daily net assets would have been (0.72%), (0.23%), (0.30%), (0.22%), and 0.27%, respectively.

SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                 Years Ended June 30,
                                                        ---------------------------------------------------------------
                                                                 1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                         $ 20.35     $ 18.89     $ 19.27     $ 13.49     $ 10.00
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                            (.18)       (.17)       (.14)       (.11)       (.02)
   Net realized and unrealized gains
     on investments                                               1.20        2.31         .57        6.03        3.56
-----------------------------------------------------------------------------------------------------------------------
Total from operations                                             1.02        2.14         .43        5.92        3.54
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From realized gains                                           (3.09)       (.68)       (.81)       (.14)       (.05)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                              (3.09)       (.68)       (.81)       (.14)       (.05)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                               $ 18.28     $ 20.35     $ 18.89     $ 19.27     $ 13.49
-----------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       8.77%      11.70%       2.37%      44.13%      35.59%
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $50,335     $57,472     $58,358     $50,846     $12,015

RATIOS:
   Expenses to average daily net assets                           1.50%       1.50%       1.50%       1.50%       1.50%
   Net investment income (loss) to average daily net assets      (1.08)%     (0.72)%     (0.81)%     (0.91)%     (0.30)%
Portfolio turnover rate (excluding short-term securities)        71.84%      79.54%      58.39%      69.92%      49.39%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                      Six Months
                                                                     Year Ended         Ended
                                                                      June 30,         June 30,
                                                                        1999             1998
--------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                               $ 11.77         $ 10.00
--------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                                (.07)           (.01)
    Net realized and unrealized gains
      on investments                                                     3.53            1.78
--------------------------------------------------------------------------------------------------
Total from operations                                                    3.46            1.77
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                             --              --
    From realized gains                                                    --              --
--------------------------------------------------------------------------------------------------
Total distributions                                                       .00             .00
--------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                                     $ 15.23         $ 11.77
--------------------------------------------------------------------------------------------------
Total investment return (1)                                             29.40%          17.70%
--------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                           $14,194         $ 4,858

RATIOS:
    Expenses to average daily net assets                                 1.25% (2)       1.25% (2)
    Net investment income to average net assets                         (0.72)%(2)      (0.21)%(2)
Portfolio turnover rate (excluding short-term securities)               58.29%          19.37%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended June 30, 1999 and 1998, the investment adviser voluntarily absorbed $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the periods ended June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.97%) and (0.46%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                 Years Ended June 30,
                                                            -----------------------------------------------------------
                                                                 1999        1998        1997       1996        1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $  9.05     $ 13.04     $ 10.95    $  9.41     $ 10.00
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                    --        (.06)        .03         --          --
    Net realized and unrealized gains
      (losses) on investments                                      .93       (3.92)       2.06       1.55        (.54)
-----------------------------------------------------------------------------------------------------------------------
Total from operations                                              .93       (3.98)       2.09       1.55        (.54)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      --        (.01)         --         --          --
    From realized gains                                             --          --          --       (.01)       (.05)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --        (.01)         --       (.01)       (.05)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $  9.98     $  9.05     $ 13.04    $ 10.95     $  9.41
-----------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      10.28%     (30.52)%     19.09%     16.51%      (5.44)%
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $11,338     $11,505     $16,789    $ 8,646     $ 4,618

RATIOS:
    Expenses to average daily net assets                          2.00%       2.00%       2.00%      2.00%       2.00%
    Net investment income (loss) to average daily net assets     (0.05)%     (0.52)%      0.32%      0.06%       0.03%
Portfolio turnover rate (excluding short-term securities)        98.24%      53.36%      65.88%     46.22%      56.35%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT MUTUAL FUNDS
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments in securities of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Regional Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.), as of June 30, 1999; the related statements of operations for the period ended June 30, 1999; the statements of changes in net assets for each of the periods in the two-year period ended June 30, 1999; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Large Cap Growth Fund, Sit Regional Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 1999 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                    KPMG LLP

Minneapolis, Minnesota
August 6, 1999

SIT MUTUAL FUNDS
FEDERAL INCOME TAX INFORMATION


We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                                  LONG-TERM
                                                   ORDINARY        CAPITAL
FUND AND PAYABLE DATE                              INCOME(a)       GAIN(b)
----------------------------                       ---------      ---------

Large Cap Growth Fund
   December 8, 1998                                $0.00630(c)    $3.40771
                                                   ========       ========

Mid Cap Growth Fund
   December 8, 1998                                $0.00000       $2.54141
                                                   ========       ========

Small Cap Growth Fund
   December 8, 1998                                $0.00000       $3.08936
                                                   ========       ========

Balanced Fund
   October 8, 1998                                 $0.07832             --
   December 8, 1998                                 0.08245       $0.75940
   April 9, 1999                                    0.06932             --
   July 9, 1999                                     0.08984             --
                                                   --------       --------
                                                   $0.31993(d)    $0.75940
                                                   ========       ========

International Growth Fund
   December 8, 1998                                $0.05618(c)    $1.08797
                                                   ========       ========

Regional Growth Fund
   December 8, 1998                                $0.02366(c)    $0.00000
                                                   ========       ========


(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)  Taxable as long-term gain.

(c) Taxable as dividend income and does not qualify for dividends-received deduction by corporations.

(d) Taxable as dividend income, 26.18% qualifying for dividends-received deduction by corporations.

SIT MUTUAL FUNDS
RESULTS OF SHAREHOLDERS MEETING

The annual meeting of the shareholders of the Funds was held on October 27, 1998. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 28, 1998 and the results of the shareholders' vote at the October 27, 1998 meeting were as follows:

1.   Election of Directors:
                                                     For              Withheld
                                                     ---              --------
     Eugene C. Sit
           U.S. Government Securities             6,873,708             24,090
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,143,999            189,587
           MN Tax-Free Income                     9,603,984             16,735
           Bond                                     860,136             20,877

     William E. Frenzel
           U.S. Government Securities             6,720,559            177,239
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,120,991            212,595
           MN Tax-Free Income                     9,597,075             23,644
           Bond                                     860,136             20,877

     John E. Hulse
           U.S. Government Securities             6,855,034             42,764
           Money Market                          26,082,443             51,251
           Tax-Free Income                       36,066,969            266,617
           MN Tax-Free Income                     9,600,293             20,426
           Bond                                     860,136             20,877

     Sidney L. Jones
           U.S. Government Securities             6,721,961            175,837
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,110,885            222,701
           MN Tax-Free Income                     6,622,814             49,597
           Bond                                     860,136             20,877

     Peter L. Mitchelson
           U.S. Government Securities             6,864,314             33,484
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,136,087            197,499
           MN Tax-Free Income                     6,647,332             25,079
           Bond                                     860,136             20,877

SIT MUTUAL FUNDS
RESULTS OF SHAREHOLDERS MEETING

                                                     For              Withheld
                                                     ---              --------
     Donald W. Phillips
           U.S. Government Securities             6,721,720            176,078
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,084,897            248,689
           MN Tax-Free Income                     9,594,545             26,174
           Bond                                     860,136             20,877

     Michael C. Brilley
           U.S. Government Securities             6,858,482             39,316
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,088,966            244,620
           MN Tax-Free Income                     9,603,984             16,735
           Bond                                     860,136             20,877


2.   Ratification of KPMG Peat Marwick LLP as independent auditors for the
     Funds:

                                           For          Against        Abstain
                                           ---          -------        -------

     U.S. Government Securities         6,826,342        29,658         41,796
     Money Market                      25,996,350       113,330         24,013
     Tax-Free Income                   35,903,113       128,585        301,886
     MN Tax-Free Income                 9,556,517        17,679         46,521
     Bond                                 879,527         1,485            000

3. Amendment of the Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit U.S. Government Securities Fund, and the Sit International Growth Fund's fundamental investment restrictions to eliminate the restrictions on investing in securities of investment companies.

                                           For          Against        Abstain
                                           ---          -------        -------

     Large Cap Growth                   1,227,595        23,778         17,516
     Mid Cap Growth                    11,877,175       323,696        200,456
     U.S. Government Securities         5,248,572       347,985        201,296
     International Growth               2,424,429        45,534         50,026

[LOGO]


Directors:
                  Eugene C. Sit, CFA
                  Peter L. Mitchelson, CFA
                  William E. Frenzel
                  John E. Hulse
                  Sidney L. Jones
                  Donald W. Phillips


Director Emeritus:
                  Melvin C. Bahle

Officers:
                  Eugene C. Sit, CFA               Chairman
                  Peter L. Mitchelson, CFA         Vice Chairman
                  Mary K. Stern, CFA               President
                  Roger J. Sit                     Executive Vice President
                  Erik S. Anderson, CFA            Vice President - Investments
                  Ronald D. Sit, CFA               Vice President - Investments
                  Bryce A. Doty, CFA (1)           Vice President - Investments
                  Robert W. Sit (2)                Vice President - Investments
                  John T. Groton, Jr., CFA (3)     Vice President - Investments
                  Paul E. Rasmussen                Vice President & Treasurer
                  Michael P. Eckert                Vice President
                  Michael J. Radmer                Secretary
                  Debra A. Sit, CFA                Assistant Treasurer
                  Carla J. Rose                    Assistant Secretary


(1)  Sit Balanced Fund only.
(2)  Sit Science and Technology Growth Fund only.
(3)  Sit Regional Growth Fund only.

ANNUAL REPORT
STOCK FUNDS

YEAR ENDED JUNE 30, 1999


INVESTMENT ADVISER                        INVESTMENT SUB-ADVISER

SIT INVESTMENT ASSOCIATES, INC.           (DEVELOPING MARKETS GROWTH FUND AND
4600 NORWEST CENTER                       INTERNATIONAL GROWTH FUND)
MINNEAPOLIS, MN 55402                     SIT/KIM INTERNATIONAL INVESTMENT
612-334-5888 (METRO AREA)                   ASSOCIATES, INC.
800-332-5580                              4600 NORWEST CENTER
                                          MINNEAPOLIS, MN 55402
DISTRIBUTOR                               612-334-5888 (METRO AREA)
                                          800-332-5580
SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166

AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402

LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

                                                            MEMBER OF
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